                                                                      Exhibit #4

Home Office:  1 Horace Mann Plaza
              Springfield, Illinois  62715-0001
              1-800-999-1030

Individual Deferred Fixed And Variable
Retirement Annuity Contract

Flexible purchase payments
Nonparticipating -- dividends not paid.
All payments and values under this contract which are based on investment results of the Separate Account are variable and not guaranteed as to fixed dollar amount.

We agree to provide the benefits and other rights described in this contract in accordance with the terms of the contract.

Signed for the Company at Springfield, Illinois as of the Contract Date.



    President               Countersigned              Corporate Secretary


RIGHT TO EXAMINE CONTRACT FOR 15 DAYS

It is important to us that you are satisfied with this contract. We hope that it meets the retirement goals for which you planned. If you are not satisfied, you may return the contract to us or the agent from whom you purchased it, within 15 days after it is delivered to you, and receive a full refund of any purchase payments paid to the fixed account and/or the market value of the assets, less taxes if any, purchased by payments paid to the variable account. Upon return of the contract, it shall be void as if no contract has been issued.


IC-408000

This is a legal contract between the contract Owner and Horace Mann Life Insurance Company.

Read your policy carefully

We are providing a brief outline of some of the important features of our contract. This is not part of the insurance contract. Only the actual contract provisions will control. The contract sets forth, in detail, the rights and obligations of both you and your insurance company. It is therefore important that you read your contract carefully.

This individual deferred flexible premium fixed and variable retirement annuity contract provides for retirement income. It may be renewed on each Renewal Date for another period of time up to the Maturity Date. The purchase payments, guaranteed interest rate, surrender charge rate, annual maintenance fee, early withdrawal penalty rate, transfer fee, annual mortality risk fee, expense risk fee and distribution expense risk fee for this contract are shown on the Contract Data page.

Table of contents                                                                                       Page
Face page
Section 1. Contract Data..............................................................................     2
Section 2. Fixed Accounts.............................................................................     3
Section 3. Definitions of certain terms...............................................................     4
Section 4. General provisions.........................................................................     5
Section 5. Ownership and beneficiary provisions.......................................................     7
Section 6. Payments to the Company....................................................................     8
Section 7. Death benefit..............................................................................     8
Section 8. The Fixed Account..........................................................................     8
Section 9. The Variable Account.......................................................................    11
Section 10. Settlement option provisions..............................................................    12
Settlement option tables..............................................................................    16
Additional benefit provisions or restrictions, if any, and a copy of the application follow page 18.

Home Office:  1 Horace Mann Plaza
              Springfield, Illinois  62715-0001
              1-800-999-1030

Individual Deferred Fixed And Variable
Retirement Annuity Contract

Flexible purchase payments
Nonparticipating -- dividends not paid.
All payments and values under this contract which are based on investment results of the Separate Account are variable and not guaranteed as to fixed dollar amount.

                          SECTION 1 -- CONTRACT DATA

Contract number:              XXXXXXXXXX

Annuitant:                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Contract Date:                XXXXXXXXXX

Maturity Date:                XXXXXXXXXX

Renewal Date:                 XXXXXXXXXX

Age at issue:                 XX

Sex:                          XXXXXX


Owner and beneficiary:        as stated in the application unless changed.


Annuity payments:             Annuity payments will commence on the Maturity
                              Date if the annuitant is then living. These income
                              payments are determined by applying the total cash
                              value of the contract in accordance with the
                              contract's provisions. The factors in section 10
                              are guaranteed through the Maturity Date.

Purchase payment(s):          $Z,ZZZ,ZZZ.99 per year, payable in ZZ
                              installment(s), to be allocated as follows:

Fixed Account:                                                  ZZ9.99%

Variable Account:

                              HM Balanced fund                  ZZ9.99%

                              HM Income fund                    ZZ9.99%

                              HM Short-term investment fund     ZZ9.99%

                              HM Growth fund                    ZZ9.99%

                              HM Socially responsible fund      ZZ9.99%

                              HM International equity fund      ZZ9.99%

                              HM Small cap growth fund          ZZ9.99%

                                           Total                ZZ9.99%

The contract's minumum annual payment(s) must equal $225. The minimum annual purchase payment(s) allocated to the Fixed Account or to each mutual fund in the Variable Account must equal $225. Purchase payment(s) received prior to the Maturity Date cannot exceed $500,000. See application for details of additional money allocations, if any.


Guaranteed interest rate

Fixed Account:                4.5% per year prior to the Maturity Date.

Variable Account:             none.

Surrender charge rates        Fixed Account and Variable Account:

                                   During contract year     % charged
                                            1                    8%

                                            2                    8%

                                            3                    6%

                                            4                    4%

                                            5                    2%

                                        thereafter              -0-

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                    SECTION 1 (CONTINUED) -- CONTRACT DATA


Contract number:                XXXXXXXXXX

Annuitant:                      XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Annual maintenance fees

$25 per year:                   plus


Fixed Account:                  $5 if money is in this account.

Variable Account:               $5 for each division in which there is money.

Early withdrawal penalty rate

Fixed Account:                  5% if a dollar amount is withdrawn or
                                transferred or the contract is surrendered on any date other than the Renewal Date.

Variable Account:               none.

Transfer fee

Fixed Account:                  none.

Variable Account:               $5 will be charged for each transfer made from a
                                division of the Variable Account.

Annual mortality risk, expense risk and distribution expense risk fee

Fixed Account:                  none.

Variable Account:               1.35% per year.

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                                         Page 3A

SECTION 2 -- FIXED ACCOUNT'S TABLE OF GUARANTEED MONTHLY INCOME AT MATURITY AND
                      MINIMUM CASH AND SURRENDER VALUES*

Contract number:                 XXXXXXXXXX
Annuitant:                       XXXXXXXXXXXXXXXXXXXXXXXXXXXXX

  Contract                 Minimum         Minimum        Guaranteed
Anniversary  Attained    Guaranteed      Guaranteed     Monthly Income
   Date        Age       Cash Value    Surrender Value   at Maturity

  XX           XX      $ZZ,ZZZ,ZZZ.99  $ZZ,ZZZ,ZZZ.99   $ZZ,ZZZ,ZZZ.99
  XX           XX       ZZ,ZZZ,ZZZ.99   ZZ,ZZZ,ZZZ.99    ZZ,ZZZ,ZZZ.99
  XX           XX       ZZ,ZZZ,ZZZ.99   ZZ,ZZZ,ZZZ.99    ZZ,ZZZ,ZZZ.99
  XX           XX       ZZ,ZZZ,ZZZ.99   ZZ,ZZZ,ZZZ.99    ZZ,ZZZ,ZZZ.99
  XX           XX       ZZ,ZZZ,ZZZ.99   ZZ,ZZZ,ZZZ.99    ZZ,ZZZ,ZZZ.99
  XX           XX       ZZ,ZZZ,ZZZ.99   ZZ,ZZZ,ZZZ.99    ZZ,ZZZ,ZZZ.99
  XX           XX       ZZ,ZZZ,ZZZ.99   ZZ,ZZZ,ZZZ.99    ZZ,ZZZ,ZZZ.99
  XX           XX       ZZ,ZZZ,ZZZ.99   ZZ,ZZZ,ZZZ.99    ZZ,ZZZ,ZZZ.99
  XX           XX       ZZ,ZZZ,ZZZ.99   ZZ,ZZZ,ZZZ.99    ZZ,ZZZ,ZZZ.99
  XX           XX       ZZ,ZZZ,ZZZ.99   ZZ,ZZZ,ZZZ.99    ZZ,ZZZ,ZZZ.99
  XX           XX       ZZ,ZZZ,ZZZ.99   ZZ,ZZZ,ZZZ.99    ZZ,ZZZ,ZZZ.99
  XX           XX       ZZ,ZZZ,ZZZ.99   ZZ,ZZZ,ZZZ.99    ZZ,ZZZ,ZZZ.99
  XX           XX       ZZ,ZZZ,ZZZ.99   ZZ,ZZZ,ZZZ.99    ZZ,ZZZ,ZZZ.99
  XX           XX       ZZ,ZZZ,ZZZ.99   ZZ,ZZZ,ZZZ.99    ZZ,ZZZ,ZZZ.99
  XX           XX       ZZ,ZZZ,ZZZ.99   ZZ,ZZZ,ZZZ.99    ZZ,ZZZ,ZZZ.99
  XX           XX       ZZ,ZZZ,ZZZ.99   ZZ,ZZZ,ZZZ.99    ZZ,ZZZ,ZZZ.99
  XX           XX       ZZ,ZZZ,ZZZ.99   ZZ,ZZZ,ZZZ.99    ZZ,ZZZ,ZZZ.99
  XX           XX       ZZ,ZZZ,ZZZ.99   ZZ,ZZZ,ZZZ.99    ZZ,ZZZ,ZZZ.99
  XX           XX       ZZ,ZZZ,ZZZ.99   ZZ,ZZZ,ZZZ.99    ZZ,ZZZ,ZZZ.99
  XX           XX       ZZ,ZZZ,ZZZ.99   ZZ,ZZZ,ZZZ.99    ZZ,ZZZ,ZZZ.99
  XX           XX       ZZ,ZZZ,ZZZ.99   ZZ,ZZZ,ZZZ.99    ZZ,ZZZ,ZZZ.99
  XX           XX       ZZ,ZZZ,ZZZ.99   ZZ,ZZZ,ZZZ.99    ZZ,ZZZ,ZZZ.99
  XX           XX       ZZ,ZZZ,ZZZ.99   ZZ,ZZZ,ZZZ.99    ZZ,ZZZ,ZZZ.99


XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Section 3. Definitions of certain terms

"Age at issue" is the Annuitant's age last birthday on the Contract Date.

"Annual maintenance fees" are fees for administrative expenses deducted annually from the total cash value. These fees are shown on the Contract Data page.

"Annuitant" is the person insured in this contract as shown on the Contract Data page.

"Annuity income payment" is an income payment made by us to the payee.

"Beneficiary" is the person to whom any benefits will be paid in the event of the death of the Annuitant prior to the Maturity Date.

"Commuted value" is a lump sum payment made in lieu of periodic future income payments.

"Company," "we," "us" and "our" refer only to the Horace Mann Life Insurance Company.

"Contract anniversary" is the same day and month as the Contract Date for each succeeding year of this contract.

"Current interest rate" is the total rate of interest that we will credit to the Fixed Account.

"Contract Date" is the effective date of this contract. It is the date from which purchase payment due dates, contract years, Renewal Dates and contract anniversaries are determined.

"Division" is a subcategory of the Separate Account in which money is invested in shares of the mutual fund which corresponds to that division. Each division may receive payments from an Annuitant's Variable Account. There is a division for each mutual fund shown on the Contract Data page.

"Early withdrawal penalty" is an amount charged when a withdrawal, transfer or surrender is made from the Fixed Account at any time other than on the Renewal Date.

"Excess interest rate" is the current interest rate less the guaranteed interest rate.

"Fixed Account" represents net payments and interest earned thereon allocated to our general account and invested along with other insurance funds in this general account.

"Fixed cash value" refers to the dollar value of the Fixed Account prior to the Maturity Date. See Section 8 for details.

"Guaranteed interest rate" is the minimum interest to be credited to the Fixed Account.

"Home Office" means our executive office at 1 Horace Mann Plaza, Springfield, Illinois.

"Maturity Date" is the date you selected for the payee to begin receiving annuity income payments. It is shown on the Contract Data page.

"Mutual funds" are open-end diversified management investment companies which are registered under the Investment Company Act of 1940, as amended. These companies are shown on the Contract Data page. Each mutual fund has a specific investment objective as stated in its prospectus. The prospectus should be read for complete details.

"Net payment" means the purchase payment less any applicable premium tax on the payment received.

"Owner" (referred to in this contract as "you" and "your") is the Annuitant unless otherwise stated in the application.

"Payee" is any person entitled to receive income payments under any settlement option benefit.

"Payee's actual age" means the payee's age last birthday when the first annuity income payment is due.

"Purchase payment" means a dollar amount paid to us in return for the benefits described in this contract.

"Renewal Date" is the date from which the Fixed Account may be renewed for another period of time.

"Renewal period" is the period of time from the Contract Date to the Renewal Date of the Fixed Account. If the Fixed Account has been renewed, it is the period to the next Renewal Date.

"Separate Account" is the segregated asset account which was established by us to receive the invest net payments allocated to Annuitants' Variable Accounts. It has individual divisions which correspond to various mutual funds.

"Settlement option" is the method by which annuity income payments are made to the payee at the Maturity Date or the Annuitant's death. See settlement option tables for guaranteed rates.

"Surrender charge" is an amount charged during the first 5 years if a withdrawal is made or the contract is surrendered for its total cash value. The rate varies by contract year as shown on the Contract Data page.

"Surrender value" is the total cash value less applicable surrender charges and early withdrawal penalties, if any.

"Supplemental contract" is a form stating the terms of the settlement under an option elected.

"Total cash value" is an amount equal to the sum of the fixed cash value and the variable cash value prior to the Maturity Date.

"Valuation date" is a date upon which the net value of each share of the mutual fund(s) is determined. It will be on any day which the New York Stock Exchange is open for trading.

"Valuation period" is the time from the end of one business day on the New York Stock Exchange to the end of the next business day.

"Variable cash value" refers to the dollar value of the Variable Account prior to the Maturity Date. See Section 9 for details.

"Variable Account" is your portion of the Separate Account set up to receive the net payments and other cash distributions allocated to it. Money in this account is invested along with other Variable Account money in our Separate Account.

Section 4. General provisions

Entire contract -- This is your contract. It is issued in consideration of your application and receipt of the purchase payments. This contract and the application make the entire contract. A copy of the application is attached to this contract. All statements made in the application in the absence of fraud will be treated as representations and not as warranties. If we challenge a claim or attempt to void this contract, we agree not to use any statement in defense of a claim under this contract unless contained in a written statement. A copy of such statement must be attached to this contract when issued.

Change of contract provisions -- We have the right to change the provisions of this contract in certain cases. We will make any change necessary for continued compliance under any federal or state laws that affect this contract. We may also change the contract with respect to any increase in purchase payments over that shown on page 2.

This contract shall include any provisions required by the state in which it was issued. Any provision omitted from this contract at date of issue will be included as required by the state in which it was delivered.

No person other than our president, vice president, or the secretary can, on our behalf, change or waive any condition or provision of this contract. Such change or waiver must be made in writing and signed by one of the officers named above.

Incontestability -- This contract shall be incontestable after 1 year from the Contract Date.

Maturity Date -- The Maturity Date is the contract anniversary following the Annuitant's 65th birthday. You may choose a different date if agreed upon by us. In no case can you choose a date later than the anniversary on or following the Annuitant's 70th birthday or the 10th anniversary of the contract, whichever is later.

Change of Maturity Date -- You may change the Maturity Date. To do so, we must receive your written request at least 90 days prior to the then current Maturity Date. This change must be approved by us.

Nonparticipating -- This contract is nonparticipating and does not participate in the profits of the Company.

Minimum values -- All values and benefits for this contract are not less than the minimum required by the laws of the state in which this contract is delivered.

Assignment -- You may assign or transfer this contract unless it is issued as a part of a retirement plan qualified under the Internal Revenue Code which will not allow any transfer or assignment. We will not be responsible for the validity of any assignment. It must be filed in writing at our Home Office. Until received, we will not be considered to have knowledge of it. When it is filed your rights and those of any beneficiary will be subject to it.

Misstatement of age -- If the age of the Annuitant or any other payee has been misstated, the annuity income payments under this contract will be that amount which the purchase payments would have provided at the correct age. We will require proof of the correct age.

If the annuity income payments were too large because of a misstatement, we will deduct the difference with interest from the benefits falling due until totally repaid. If such payments were too small, we will add the difference with interest to the next benefit due. The interest rate will not exceed 6 percent per year.

Exchange of contract -- You may exchange this contract for another annuity contract issued by us if we approve it.

Proof of survival -- We may require proper proof that a payee, beneficiary, or Annuitant is living when payment depends upon such person's survival.

Periodic reports -- During each contract year prior to the Maturity Date, we will periodically send you reports which show your total cash value, purchase payments and other contract transactions.

At any time, you may request a statement of the contract's total cash value. Any other information or reports legally required will be sent to you. All material will be sent to your last address known by us.

Premium tax -- Any premium tax deducted will be determined by the Annuitant's place of residence.

Annual maintenance fees -- The annual maintenance fees are deducted from the total cash value of the contract on its anniversary date. These fees will not change and are shown on the Contract Data page. Such fees cover the general maintenance of the contract as well as the additional cost for maintenance of multiple accounts.

Section 5. Ownership and beneficiary provisions

Ownership -- The Owner is the Annuitant listed on the Contract Data page unless otherwise designated in the application. The Owner may be changed subject to the Change of ownership or beneficiary provision. This contract belongs to you. Unless you provide otherwise, you may exercise all rights and privileges granted by this contract during the Annuitant's lifetime.

Beneficiary -- The beneficiary is named in the application; however, you may change it. The change will be subject to the Change of ownership or beneficiary provision.

For payment purposes, we will assume that the beneficiary's death occurred prior to the Annuitant's death if the beneficiary:

     1.   dies before or on the same date as the Annuitant's death; or

     2.   dies within 15 days after the Annuitant's death.

Change of ownership or beneficiary -- You may change the Owner or beneficiary of this contract during the lifetime of the Annuitant unless:

     1.   you provide otherwise; or

     2. the contract is issued as part of a retirement plan qualified under the Internal Revenue Code which will not allow any transfer or assignment.

Changes must be requested in writing on a form satisfactory to us. The request must be sent to our Home Office. We may require return of the contract for an endorsement. A change is valid only when it is received by us in our Home Office; but, upon receipt it is effective as of the date that you signed the written request. All changes are subject to any payments made or other action taken by us before receipt of the written request.

Section 6. Payments to the Company

Purchase payments -- You may make purchase payments at any time up to 30 days prior to the Maturity Date. These payments will be allocated to the Fixed Account and/or Variable Account as elected in your application.

You may change the allocation to these accounts no more than twice in any contract year. You may increase or decrease the payments. We will not allow payments which do not comply with the minimums and maximum shown on the Contract Data page. Your request to make these changes must be sent to the Home Office. An approved change will be made as of the date we receive your request.

Grace period -- A grace period of 31 days shall be allowed for every purchase payment due after the first.

Paid-up value -- If any purchase payment of this contract is not paid within the grace period, the contract shall be considered paid-up. The paid-up value is the total cash value of the contract.

Reinstatement -- If the purchase payment has not been paid within the grace period and the contract has not been surrendered or cancelled, it may be reinstated during the lifetime of the Annuitant and before the contract Maturity Date by the resumption of payments.

Contract cancellation -- We reserve the right to cancel this contract if:

     1.   you have not made any purchase payments for two years; and

     2. the total cash value of the contract is less than that needed to purchase a $20 monthly income payment at maturity.

We will send you a notice of our intent to cancel. You have 31 days after we mail the notice to your last known address to make a purchase payment. If we cancel it, we will pay you the total cash value of the contract. Thereafter, we will be free of any contract liability.

Section 7. Death benefit

Payment at Annuitant's death -- A lump sum payment shall be paid if the Annuitant's death occurs prior to the Maturity Date and the contract has not been surrendered for its total cash value or a settlement option has not been elected. The beneficiary may elect a settlement option in place of the lump sum payment.

Proof of the Annuitant's death must be sent to our Home Office. As of the date we receive such proof, we will pay the beneficiary the greater of:

     1.   the total cash value of the contract, less any applicable premium tax;
          or

     2. the sum of all purchase payments paid under this contract less any partial withdrawals.

Section 8. The Fixed Account

Allocation and credits to Fixed Account -- The Fixed Account will receive the net payments allocated to it, guaranteed interest, excess interest and dollar amounts transferred from the Variable Account.

On the date we receive your purchase payment for the Fixed Account, the net payment will be allocated to this account. As of the date we receive your request to transfer an amount from the Variable Account, such amount will be deposited to the Fixed Account.

All purchase payments must be received at the Home Office.

Guaranteed interest rate -- Prior to the Maturity Date, guaranteed interest will be credited to the Fixed Account. The guaranteed interest rate is shown on the Contract Data page. This interest will be credited from:

     1.   the date the purchase payment is received by us; or

     2.   the date a dollar amount is transferred from the Variable Account.

Excess interest rate -- We may pay interest in excess of the guaranteed amount. This excess interest will be credited on a daily basis to the Fixed Account. Any excess interest paid, as determined by us, will be applied on an equitable basis and credited to this class of contracts. The excess interest will be over and above the guaranteed interest applied to this class of contracts.

Renewal of Fixed Account -- The Fixed Account will be automatically renewed on its Renewal Date. The new Renewal Date will be set for a period equal to the initial renewal period. You may choose a different Renewal Date if allowed by us.

If you choose, you may withdraw the fixed cash value of the account without charge or penalty on the Renewal Date.

We will send you a notice 90 days prior to the Renewal Date. This notice will explain your renewal rights. If you want a different Renewal Date or choose to withdraw the fixed cash value, your request must be received at least 30 days prior to the Renewal Date. If we do not receive a request, we will automatically renew your Fixed Account. Upon each renewal, a new Contract Data page will be sent to you.

The guaranteed interest rate and the guaranteed settlement option factors are established on the Contract Date. These rates will never be changed.

Transfers -- You may transfer money from the Fixed Account to various divisions of the Variable Account. Any 1 transfer must be for an amount not less than $1,000.

A partial transfer may not be made if such transfer would reduce the Fixed Account's cash value to less than $600. Transfers must be made at least 30 days prior to the Maturity Date.

The early withdrawal penalty will be charged when transfers are made at any time other than on the Renewal Date.

Your request to make a transfer must be sent to the Home Office. An approved transfer will be made as of the date we receive your request.

Fixed Account cash withdrawal and surrender privilege -- You may at any time during the Annuitant's lifetime and prior to the Maturity Date, elect to withdraw part or surrender all of the fixed cash value. Any 1 withdrawal must be for an amount not less than $200. We will deduct the surrender charges and early withdrawal penalties, if any, from the fixed cash value. The amount due will be sent to you.

We will figure the fixed cash value of your account as of the date we receive your written request. The written request must be on a form satisfactory to us. The request must be sent to the Home Office. The payment is usually paid within 30 days. However, we reserve the right to postpone payment for not more than 6 months from the date your request was received by us. If payment is deferred after the 30 days, we will continue to credit current interest, if any.

Surrender charge -- The surrender charge during the first 5 years is a portion of the fixed cash value kept by us if you make a cash withdrawal from or surrender your Fixed Account. The rate varies by contract year as shown on the Contract Data page.

There is no surrender charge after the fifth contract year.

Early withdrawal penalty -- The early withdrawal penalty is a portion of the fixed cash value kept by us if you make a partial withdrawal, make a transfer to the Variable Account or surrender this contract for its total cash value. There will be no early withdrawal penalty for cash withdrawals, transfers or surrenders on the Renewal Date.

The early withdrawal penalty is established on the Contract Date. This fee will not be changed throughout the lifetime of the contract prior to the Maturity Date.

Waiver of charges and penalties -- No surrender charge or early withdrawal penalty will be made on a partial withdrawal from the Fixed Account or a transfer to the Variable Account if all the following occur:

     1.   it is made after the contract has been in force 2 years;

     2. it is more than 12 months since the last transfer or withdrawal was made; and

     3. the amount is not more than 15 percent of the then current fixed cash value.

No surrender charge or early withdrawal penalty will be made:

     1. on any fixed cash value applied to the payment of either settlement Options 1, 2, 6 or 7; or

     2. on or after the Maturity Date if the contract has been in force for at least 10 years; or

     3. if annuity income payments are selected to be made in equal installments over a period of at least 5 years; during such period the elected annuity benefit cannot be surrendered; or

     4. if an Annuitant is disabled continuously for 3 months and satisfactory proof of such disability is sent to the Home Office.

Guaranteed return of payments -- We guarantee the return of the purchase payment credited to the Fixed Account or the surrender value of the Fixed Account, whichever is greater, upon surrender of this contract if:

     1.   the contract has been in force more than 2 years; and

     2. no cash withdrawals or transfers to the Variable Account have been made from the Fixed Account.

Section 9. The Variable Account

Allocations to Variable Account -- The Variable Account will receive the net payments allocated to it and dollar amounts transferred from the Fixed Account. We will allocate these amounts, as you instruct, to the division(s) of our Separate Account. These are processed as of the date we receive your payment or the transfer request at the Home Office.

Each division invests in shares of the mutual fund which corresponds to that division. Your net payments purchase Separate Account units at their current value.

All dividends and other distributions paid by a mutual fund to a division shall be used to purchase additional shares of the mutual fund which corresponds to that division. Any expenses or fees due shall be deducted before such payment. The number of Variable Account units will be increased accordingly. The value of each division's Separate Account unit varies relative to the underlying mutual fund unit value.

If shares of a mutual fund are no longer available for investment by the Separate Account or if we determine further investments in a mutual fund are inappropriate in view of the objectives of the contract issued, we may substitute shares of another mutual fund for fund shares already purchased and apply your future purchase payments to the purchase of shares of the substitute mutual fund or other securities. No substitutions will be made until prior approval has been received from the Securities and Exchange Commission and we receive prior favorable vote of a majority of the votes entitled to be cast by persons having a voting interest in the mutual fund shares.

Transfers -- You may transfer money from the Variable Account to the Fixed Account or between the various divisions of the Variable Account. The minimum amount which may be transferred from 1 division to another or from an individual division to the Fixed Account is $1,000 or the entire dollar value of such divisions, whichever is less. No partial transfers may be made which would reduce your interest in a division to less than $600. Transfers must be made at least 30 days prior to the Maturity Date.

Transfers may be made as often as you choose; however, no transfers between divisions are allowed after annuity income payments commence. A fee will be charged to cover the administrative cost of any transfer made. This fee is shown on the Contract Data page and cannot be changed.

Variable Account cash withdrawal and surrender privilege -- You may at any time during the Annuitant's lifetime and prior to the Maturity Date, elect to withdraw part or surrender all of the variable cash value of this contract.

We will deduct the surrender charges, if any, from the amount being surrendered or withdrawn. Any 1 withdrawal from an individual division must be for an amount not less than $200. We will not allow a withdrawal which would reduce the individual division's dollar value to less than $600; however, the cash value of your account in the division may be withdrawn at any time. We will not allow more than 2 withdrawals from the Variable Account during a contract year.

We will figure the variable cash value as of the date your written request was received by us. The amount of the payment due will be sent to you within 7 days after the date such value was figured. The written request must be on a form satisfactory to us. The request must be sent to the Home Office.

Surrender charge -- The surrender charge is a portion of the variable cash value kept by us if you make a cash withdrawal from or surrender your Variable Account. The rate varies by contract year as shown on the Contract Data page.

Maximum surrender charge -- In no case will the surrender charge applied to the variable cash value be greater than 9 percent of the purchase payments attributable to the amount surrendered from the Variable Account.

Annual mortality risk, expense risk and distribution expense risk fee -- To cover the mortality risk, expense risk and distribution expense risk fee not included in the annual maintenance fees, we will charge your Variable Account a weekly fee of an amount equivalent to 1.35 percent per year. Further details of this fee are in the prospectus.

Voting rights -- We will vote shares held in the Separate Account according to your instructions.

We will send the notices and instructions to the person having voting rights under this contract. Votes for which we do not receive instructions will be cast by us in the same proportion as the votes for which instructions have been received.

Waiver of surrender charge -- No surrender charge will be made on a partial withdrawal from the Variable Account if all the following occur:

     1.   it is made after the contract has been in force 2 years;

     2.   it is more than 12 months since the last withdrawal was made; and

     3. the amount is not more than 15 percent of the then current variable cash value.

No surrender charge will be made:

     1. on any variable cash value applied to the payment of either settlement Options 1, 2, 6 or 7; or

     2. if an Annuitant is disabled continuously for 3 months and satisfactory proof of such disability is sent to the Home Office.


Section 10. Settlement option provisions

Application of proceeds -- On the Maturity Date or the date we receive proof of the Annuitant's death at the Home Office, the proceeds payable under this contract shall be applied to the payment of the settlement option elected. The amount of proceeds equals the total cash value plus the purchase price of any additional annuity benefits.

If the amount of proceeds to be applied under any 1 fixed or variable annuity settlement option is less than $2,000 or would provide less than a $20 monthly annuity income payment, the proceeds will be paid in a lump sum to the payee.

Prior to the payment of any settlement option selected, we reserve the right to verify the age of the payee and to make any adjustments necessary to reflect the accurate payment for the proper age.

Option to purchase additional annuity benefits at maturity -- You may purchase an additional annuity benefit at the Maturity Date. To do so you must send a written request to the Home Office. This request along with a payment for the benefit must be received by us 30 days prior to the Maturity Date. We may limit the amount of the additional benefit being purchased. The premium tax, if any, will be deducted from this single payment.

Election of option -- Your election of a settlement option must be made by written request. The written request must be sent to the Home Office. At least 30 days prior to the Maturity Date you may elect a settlement option or change a previous election. If upon the death of an Annuitant prior to the Maturity Date no election has been made, the beneficiary may elect a settlement option. This election must be made within 60 days after the Annuitant's death notice has been received by us. The payee will not have the right to assign or transfer any settlement option elected.

Absence of election -- If no valid election has been made, the proceeds, if any, will be paid as follows:

     1. proceeds from the Fixed Account will be paid under a fixed settlement option in the form of a life income with 10 year period certain. See Option 1 for details; and

     2. proceeds from the Variable Account will be paid under a variable settlement option in the form of a life income with 10 year period certain. See Option 6 for details.

Supplemental contract -- This contract, together with any document showing proof of a previous election of an option, must be surrendered at the time proceeds become payable. We will issue supplemental contracts providing for the settlement options chosen. They will be issued as of the date of the settlement.

Unless otherwise provided in the supplemental contract, the first annuity income payment under each fixed option (Options 1,2,3,4 and 5) and each variable option (Options 6 and 7) shall be made on the first day of the month coincident with or next succeeding the date that proceeds are applied. Subsequent annuity income payments will be made as of the first day of each succeeding month unless another mode of payment is selected and has been approved by us.

If the original payee dies, unless otherwise provided in the supplemental contract, the beneficiary of such payee will be paid:

     1. under Options 1 and 6, the rest of the annuity income payments during the period certain, if any; or

     2. under Options 3 and 4, the rest of the annuity income payments due, if any; or

     3.   under Option 5, the proceeds due, if any.

If no beneficiary is living at the time of the payee's death, the commuted value, if any, of the remaining annuity income payments or proceeds will be paid in a lump sum to the estate of such payee. If the payee dies and the supplemental contract does not provide for continued payments, the contract(s) will terminate.

Under the supplemental contract, the commuted value of any option will be figured at the interest rate used to determine the annuity payment. In no case will annuity income payments under Options 1, 2, 6 and 7 be commuted during the lifetime of the original payees.

Unless you elect otherwise, the payee will have the right to terminate the supplemental contract. In this case the payee will receive the commuted value in 1 lump sum.

Variable annuity payments -- The dollar amount of the first monthly payment to be made under a variable annuity option will be determined by applying the amount of the proceeds to the appropriate factor in the settlement option tables, or if more favorable to the payee, by such factor as may be shown in a corresponding table in a variable annuity contract issued by us as of the date the proceeds are applied.

The number of annuity units is determined by dividing the amount of the first monthly payment by the current value of a variable retirement account unit in the appropriate division on the valuation date coincident with the date that proceeds were applied toward the variable annuity option. The second and each following payment under this option will be based on the experience of the underlying mutual fund.

Fixed annuity settlement options --

Option 1. Fixed life income with or without period certain -- We will pay an income based on the adjusted age of the payee for the period certain elected; thereafter, we will pay income for the remaining lifetime of the payee. The period certain may be 10, 15, or 20 years. If no period certain is requested, we will pay an income during the lifetime of the payee. See Table 1 on page 16.

Option 2. Joint life and survivor annuity -- We will pay an income for as long as either or both payees live. The income will be based on the adjusted ages of the 2 payees. Upon the death of 1 payee, the amount payable will be two-thirds of the amount paid while both were living. Income payments will cease following the death of the surviving payee. See Table 2 on page 17.

Option 3. Income for a fixed period -- We will pay an income for a specified number of years, 1 through 30 years. But, income payments cannot extend beyond the 90th birthday of the payee. The payments will be made in equal installments. See Table 3 on page 18.

Option 4. Income for a fixed amount -- We will pay an income of a specified amount until the proceeds and interest at the rate of 4 percent per year are all paid out to the payee. The income payments cannot extend beyond the 90th birthday of the payee.

Option 5. Interest income payments -- We will hold the proceeds and pay interest on such proceeds at a rate determined by us. The interest rate will never be less than 4 percent per year. Interest will be credited at the end of each payment period as agreed upon. The payee may elect another Option at the end of any payment period. The payee may withdraw the proceeds in whole or in part upon written request. The request must be made prior to the end of the agreed period. This period must end before the 80th birthday of the payee.

Variable annuity settlement options --

Option 6. Variable life income with or without period certain -- We will pay a variable income based on the adjusted age of the payee for the period certain elected; thereafter, we will pay the variable income for the remaining lifetime of the payee. The period certain may be 10, 15 or 20 years. If no period certain is requested, we will pay a variable income during the lifetime of the payee. See Table 1 on page 16 for the initial payment. Subsequent payments will be based on the experience of the underlying mutual fund.

Option 7. Variable income for joint life and survivor annuity -- We will pay a variable income for as long as either or both payees live. The variable income will be based on the adjusted ages of the 2 payees. See Table 2 on the page 17 for the initial payment. Subsequent payments will be based on the experience of the underlying mutual fund.

Upon the death of 1 payee, future payments will be reduced by one-third. The variable income payments will cease following the death of the surviving payee.

Other annuity options -- Upon your request, other fixed and variable annuity options may be made available by us.

Basis of settlement option tables -- These tables show the dollar amount of monthly annuity income payments for the payee's adjusted age as follows:

     1. the annuity income payment for each $1,000 of proceeds applied under a fixed income option; and

     2. the first annuity income payment for each $1,000 proceeds applied under a variable annuity option.

The adjusted age is determined from each payee's actual age last birthday at the time the first annuity income payment is due in the following manner:


          Calendar Year
          of Payee's Birth                     Adjusted Age
          Before 1905                          Actual age plus 1
          1905 through 1919                    Actual age
          1920 through 1934                    Actual age minus 1
          1935 through 1949                    Actual age minus 2
          1950 through 1964                    Actual age minus 3
          After 1964                           Actual age minus 4

The amount of each fixed income payment under Options 1, 2 and 3 will never be less than that shown in the settlement option tables. The guaranteed interest rate used for all fixed annuity settlement options is 4 percent per year. Where mortality assumptions are involved, the guaranteed factors are based on the 1971 Individual Annuity Mortality Table. The fixed income payments under these Options may be increased as determined by us on an equitable basis to this class of contracts.

An assumed investment rate of 4 percent per year will be used to calculate commuted values under Options 6 and 7 and the first variable annuity income payment of either option. Where mortality assumptions are involved, the guaranteed factors are based on the 1971 Individual Annuity Mortality Table.

Settlement option tables
Table 1

Income payments for life with or without a period certain
Equal monthly income payments for each $1,000 of proceeds under Options 1 and 6


 Adjusted                Period certain                       Adjusted                 Period certain
  age of     ---------------------------------------           age of      --------------------------------------
  payee       Life      10 yrs     15 yrs     20 yrs           payee       Life      10 yrs     15 yrs     20 yrs
-----------------------------------------------------------------------------------------------------------------
    55        5.09       5.03       4.95       4.84              68         6.96       6.62       6.21       5.69
    56        5.19       5.11       5.02       4.90              69         7.20       6.80       6.32       5.74
    57        5.29       5.20       5.10       4.97              70         7.46       6.98       6.43       5.78
    58        5.39       5.30       5.19       5.03              71         7.74       7.18       6.54
    59        5.50       5.40       5.28       5.10              72         8.05       7.37       6.64
    60        5.62       5.51       5.37       5.17              73         8.39       7.58       6.74
    61        5.75       5.62       5.46       5.24              74         8.75       7.78       6.83
    62        5.88       5.74       5.56       5.31              75         9.15       7.99       6.91
    63        6.03       5.86       5.66       5.38              76         9.59       8.20
    64        6.19       6.00       5.77       5.44              77        10.06       8.40
    65        6.36       6.14       5.87       5.51              78        10.58       8.59
    66        6.54       6.29       5.98       5.57              79        11.15       8.78
    67        6.74       6.45       6.10       5.63              80        11.77       8.96
-----------------------------------------------------------------------------------------------------------------

The age shown is the adjusted age of the payee when income payments begin. If the fixed annuity income payments under Option 1 are to be paid other than monthly, multiply the monthly income payment by 2.990 to obtain the quarterly payment; multiply by 5.951 to obtain the semiannual payment; and multiply by
11.787 to obtain the annual payment.

Table 2

Income payments during joint lifetimes of 2 payees with two-thirds to survivor Initial amount of monthly income payments for each $1,000 of proceeds under Options 2 and 7



       Adjusted ages                                   Monthly income payments
------------------------------------------------------------------------------------------------------------
      Payee age          55      56      57      58      59      60      61      62      63      64      65
------------------------------------------------------------------------------------------------------------
     Payee age 60       5.31    5.37    5.42    5.48    5.53    5.59    5.65    5.71    5.78    5.84    5.91
------------------------------------------------------------------------------------------------------------
                                                       Monthly income payments
------------------------------------------------------------------------------------------------------------
       Payee age         60      61      62      63      64      65      66      67      68      69      70
------------------------------------------------------------------------------------------------------------
      Payee age 65      5.91    5.98    6.06    6.13    6.21    6.29    6.38    6.47    6.56    6.65    6.74
------------------------------------------------------------------------------------------------------------
                                                       Monthly income payments
------------------------------------------------------------------------------------------------------------
       Payee age         65      66      67      68      69      70      71      72      73      74      75
------------------------------------------------------------------------------------------------------------
      Payee age 70      6.74    6.85    6.96    7.07    7.19    7.31    7.44    7.57    7.70    7.83    7.96
------------------------------------------------------------------------------------------------------------

The ages shown are the adjusted ages of the payees when income payments begin. Amounts for combinations of ages not shown will be furnished upon request. If the fixed annuity income payments under Option 2 are to be paid other than monthly, multiply the monthly income payment by 2.990 to obtain the quarterly payment; multiply by 5.951 to obtain the semiannual payment; and multiply by
11.787 to obtain the annual payment.

Table 3

Income payments for a fixed period
Equal monthly income payments for each $1,000 of proceeds under Option 3


------------------------------------------------------------------------------------------
   Number of      Monthly        Number of      Monthly      Number of      Monthly
    years in      income         years in       income        years in      income
  fixed period    payment      fixed period     payment     fixed period    payment
------------------------------------------------------------------------------------------

       1           84.84            11           9.31            21           5.81
       2           43.25            12           8.69            22           5.64
       3           29.40            13           8.17            23           5.49
       4           22.47            14           7.72            24           5.35
       5           18.32            15           7.34            25           5.22
       6           15.56            16           7.00            26           5.10
       7           13.59            17           6.71            27           5.00
       8           12.12            18           6.44            28           4.90
       9           10.97            19           6.21            29           4.80
       10          10.06            20           6.00            30           4.72
------------------------------------------------------------------------------------------

If income payments under Option 3 are to be paid other than monthly, multiply the monthly income payment by 2.990 to obtain the quarterly payment; multiply by
5.951 to obtain the semiannual payment; and multiply by 11.787 to obtain the annual payment.

Home Office:  1 Horace Mann Plaza
              Springfield, Illinois  62715-0001
              1-800-999-1030


Certificate For Group Deferred Fixed And Variable
Retirement Annuity Contract

Flexible purchase payments
Nonparticipating -- dividends not paid.
All payments and values under this certificate which are based on investment results of the Separate Account are variable and not guaranteed as to fixed dollar amount.

We agree to provide the benefits and other rights described in this certificate in accordance with the terms of the certificate.

Signed for the Company at Springfield, Illinois as of the Certificate Date.



   President                   Countersigned               Corporate Secretary



Right to examine certificate for 15 days -- It is important to us that you are satisfied with this certificate. We hope that it meets the retirement goals for which you planned. If you are not satisfied, you may return the certificate to us or the agent from whom you purchased it, within 15 days after it is delivered to you, and receive a full refund of any purchase payments paid to the Fixed Account and/or the market value of the assets, less taxes if any, purchased by payments paid to the Variable Account. Upon return of the certificate, it shall be void as if no certificate has been issued.


IC-410000

This certificate is evidence of an annuity provided by the group contract issued to the Contract Holder.

Read this certificate carefully

This certificate describes certain provisions and benefits determined by the group contract. This is not part of the group contract. Only the actual group contract provisions will control. The group contract sets forth, in detail, the rights and obligations of you, the Contract Holder and the insurance company.

A copy of the group contract is held on file by the Contract Holder and Horace Mann Life Insurance Company. It is important that you read your certificate carefully. If you have any questions, you may contact us or the Contract Holder with reference to the group contract.

The group deferred flexible premium fixed and variable retirement annuity contract provides for retirement income. The Fixed Account of this certificate issued under it may be renewed on each Renewal Date for another period of time up to the Maturity Date. The purchase payments, guaranteed interest rate, surrender charge rate, annual maintenance fees, early withdrawal penalty rate, transfer fee, annual mortality risk fee, expense risk fee and distribution expense risk fee for this certificate are shown on the Certificate Data pages.




Table of contents                                                                                       Page
Face page

Section 1. Certificate Data..........................................................................      2
Section 2. Fixed Account..............................................................................     2
Section 3. Definitions of certain terms...............................................................     4
Section 4. General provisions.........................................................................     6
Section 5. Ownership and beneficiary provisions.......................................................     8
Section 6. Payments to the Company....................................................................     8
Section 7. Death benefit..............................................................................     9
Section 8. The Fixed Account..........................................................................     9
Section 9. The Variable Account.......................................................................    11
Section 10. Settlement option provisions..............................................................    13
Settlement option tables..............................................................................    17

Additional benefit provisions or restrictions, if any, and a copy of the application follow page 19.

Home Office:  1 Horace Mann Plaza
              Springfield, Illinois  62715-0001
              1-800-999-1030

Certificate For Group Deferred Fixed And Variable
Retirement Annuity Contract

Flexible purchase payments
Nonparticipating -- dividends not paid.
All payments and values under this certificate which are based on investment results of the Separate Account are variable and not guaranteed as to fixed dollar amount.

                         SECTION 1 -- CERTIFICATE DATA

Certificate number:       XXXXXXXXXX

Annuitant:                XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Certificate Date:         XXXXXXXXXX

Maturity Date:            XXXXXXXXXX

Renewal Date:             XXXXXXXXXX

Age at issue:             XX

Sex:                      XXXXXX

Owner and beneficiary:    As stated in the application unless changed.

Annuity payments:         Annuity payments will commence on the Maturity Date if
                          the annuitant is then living. These income payments are determined by applying the total cash value of the certificate in accordance with the certificate provisions. The factors in sections 10 are guaranteed through the Maturity Date.

Purchase payment(s):      $Z,ZZZ,ZZZ.99 per year, payable in ZZ
                          installment(s), to be allocated as follows:

Fixed Account:                                            ZZ9.99%

Variable Account:

                          HM Balanced fund                ZZ9.99%

                          HM Income fund                  ZZ9.99%

                          HM Short-term investment fund   ZZ9.99%

                          HM Growth fund                  ZZ9.99%

                          HM Socially responsible fund    ZZ9.99%

                          HM International equity fund    ZZ9.99%

                          HM Small cap growth fund        ZZ9.99%

                                   Total                  ZZ9.99%

The certificate's minimum annual purchase payment(s) must equal $225. The minimum annual purchase payment(s) allocated to the Fixed Account or to each mutual fund in the Variable Account must equal $225. Purchase payment(s) received prior to the Maturity Date cannot exceed $500,000. See application for details of additional money allocations, if any.

Guaranteed interest rate:

Fixed Account:            4.5% per year prior to the Maturity Date.

Variable Account:             none.

Surrender charge rates:       Fixed Account and Variable Account

                              During certificate year  % charged
                                      1                    8%
                                      2                    8%
                                      3                    6%
                                      4                    4%
                                      5                    2%
                                   thereafter             -0-

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                   SECTION 1 (CONTINUED) -- CERTIFICATE DATA

Certificate number:       XXXXXXXXX

Annuitant:                XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Annual maintenance fees

$25 per year:             plus

Fixed Account:            $5 if money is in this account.
Variable Account:         $5 for each division in which there is money.

Early withdrawal penalty rate

Fixed Account:            5% if a dollar amount is withdrawn or transferred or
                          the certificate is surrendered on any date other that the Renewal Date.

Variable Account:         none.

Transfer fee

Fixed Account:            none.
Variable Account:         $5 will be charged for each transfer made from a
                          division of the Variable Account.

Annual mortality risk, expense risk and distribution expense risk fee

Fixed Account:            none.
Variable Account:         1.35% per year.

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                                         Page 3A

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                                         Page 4A

SECTION 2 -- FIXED ACCOUNT'S TABLE OF GUARANTEED MONTHLY INCOME AT MATURITY AND
                      MINIMUM CASH AND SURRENDER VALUES*


Certificate number:            XXXXXXXXXX
Annuitant:                     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Certificate                   Minimum         Minimum            Guaranteed
Anniversary    Attained     Guaranteed       Guaranteed        Monthly Income
   Date          Age         Cash Value    Surrender Value       at Maturity
    XX            XX       $XX,XXX,XXX.XX  $XX,XXX,XXX.XX      $XX,XXX,XXX.XX
    XX            XX        XX,XXX,XXX.XX   XX,XXX,XXX.XX       XX,XXX,XXX.XX
    XX            XX        XX,XXX,XXX.XX   XX,XXX,XXX.XX       XX,XXX,XXX.XX
    XX            XX        XX,XXX,XXX.XX   XX,XXX,XXX.XX       XX,XXX,XXX.XX
    XX            XX        XX,XXX,XXX.XX   XX,XXX,XXX.XX       XX,XXX,XXX.XX
    XX            XX        XX,XXX,XXX.XX   XX,XXX,XXX.XX       XX,XXX,XXX.XX
    XX            XX        XX,XXX,XXX.XX   XX,XXX,XXX.XX       XX,XXX,XXX.XX
    XX            XX        XX,XXX,XXX.XX   XX,XXX,XXX.XX       XX,XXX,XXX.XX
    XX            XX        XX,XXX,XXX.XX   XX,XXX,XXX.XX       XX,XXX,XXX.XX
    XX            XX        XX,XXX,XXX.XX   XX,XXX,XXX.XX       XX,XXX,XXX.XX
    XX            XX        XX,XXX,XXX.XX   XX,XXX,XXX.XX       XX,XXX,XXX.XX
    XX            XX        XX,XXX,XXX.XX   XX,XXX,XXX.XX       XX,XXX,XXX.XX
    XX            XX        XX,XXX,XXX.XX   XX,XXX,XXX.XX       XX,XXX,XXX.XX
    XX            XX        XX,XXX,XXX.XX   XX,XXX,XXX.XX       XX,XXX,XXX.XX
    XX            XX        XX,XXX,XXX.XX   XX,XXX,XXX.XX       XX,XXX,XXX.XX
    XX            XX        XX,XXX,XXX.XX   XX,XXX,XXX.XX       XX,XXX,XXX.XX
    XX            XX        XX,XXX,XXX.XX   XX,XXX,XXX.XX       XX,XXX,XXX.XX
    XX            XX        XX,XXX,XXX.XX   XX,XXX,XXX.XX       XX,XXX,XXX.XX
    XX            XX        XX,XXX,XXX.XX   XX,XXX,XXX.XX       XX,XXX,XXX.XX
    XX            XX        XX,XXX,XXX.XX   XX,XXX,XXX.XX       XX,XXX,XXX.XX
    XX            XX        XX,XXX,XXX.XX   XX,XXX,XXX.XX       XX,XXX,XXX.XX
    XX            XX        XX,XXX,XXX.XX   XX,XXX,XXX.XX       XX,XXX,XXX.XX
    XX            XX        XX,XXX,XXX.XX   XX,XXX,XXX.XX       XX,XXX,XXX.XX

* XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
  XXXXXXXXXXXXXXXXXXX

  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
  XXXXXXXXXXXXXXXXXXX

Section 3. Definitions of certain terms

"Age at issue" is the Annuitant's age last birthday on the Certificate Date.

"Annual maintenance fees" are fees for administrative expenses deducted annually from the total cash value. These fees are shown on the Certificate Data page.

"Annuitant" means an eligible Annuitant as set out in the group contract.

"Annuity income payment" is an income payment made by us to the payee.

"Beneficiary" is the person to whom any benefits will be paid in the event of the death of the Annuitant prior to the Maturity Date.

"Certificate" is this form describing the benefits and certain provisions determined by the group contract.

"Certificate anniversary" is the same day and month as the Certificate Date for each succeeding year of this certificate.

"Certificate Date" is the effective date of this certificate. It is the date from which purchase payment due dates, certificate years, certificate Renewal Dates and certificate anniversaries are determined.

"Commuted value" is a lump sum payment made in lieu of periodic future income payments.

"Company," "we," "us" and "our" refer only to the Horace Mann Life Insurance Company.

"Contract Holder" means the named group in the master application owning the group contract.

"Current interest rate" is the total rate of interest that we will credit to the Fixed Account.

"Division" is a subcategory of the Separate Account in which money is invested in shares of the mutual fund which corresponds to that division. Each division may receive payments from an Annuitant's Variable Account. There is a division for each mutual fund shown on the Certificate Data page.

"Early withdrawal penalty" is an amount charged when a withdrawal, transfer or surrender is made from the Fixed Account at any time other than on the Renewal Date.

"Excess interest rate" is the current interest rate less the guaranteed interest rate.

"Fixed Account" represents the net payments and interest earned thereon allocated to our general account and invested along with other insurance funds in this general account.

"Fixed cash value" refers to the dollar value of the Fixed Account prior to the Maturity Date. See Section 8 for details.

"Group contract" is the master contract explaining all rights and benefits provided for the Annuitants. A copy of it is held on file by the Contract Holder and us.

"Guaranteed interest rate" is the minimum interest to be credited to the Fixed Account.

"Home Office" means our executive office at 1 Horace Mann Plaza, Springfield, Illinois.

"Maturity Date" is the date you selected for the payee to begin receiving annuity income payments. It is shown on the Certificate Data page.

"Mutual funds" are open-end diversified management investment companies which are registered under the Investment Company Act of 1940, as amended. These companies are shown on the Certificate Data page. Each mutual fund has a specific investment objective as stated in its prospectus. The prospectus should be read for complete details.

"Net payment" means the purchase payment less any applicable premium tax on the payment received.

"Owner" (referred to in this certificate as "you" and "your") is the Annuitant unless otherwise stated in the application.

"Payee" is any person entitled to receive income payments under any settlement option benefit.

"Payee's actual age" means the payee's age last birthday when the first annuity income payment is due.

"Purchase payment" means a dollar amount paid to us in return for the benefits described in this certificate.

"Renewal Date" is the date from which the Fixed Account may be renewed for another period of time.

"Renewal period" is the period of time from the Certificate Date to the Renewal Date of the Fixed Account. If the Fixed Account has been renewed, it is the period to the next Renewal Date.

"Separate Account" is the segregated asset account which was established by us to receive and invest net payments allocated to Annuitants' Variable Accounts. It has individual divisions which correspond to various mutual funds.

"Settlement option" is the method by which annuity income payments are made to the payee at the Maturity Date or the Annuitant's death. See settlement option tables for guaranteed rates.

"Surrender charge" is an amount charged during the first 5 years if a withdrawal is made or the certificate is surrendered for its total cash value. The rate varies by certificate year as shown on the Certificate Data page.

"Surrender value" is the total cash value less applicable surrender charges and early withdrawal penalties, if any.

"Supplemental contract" is a form stating the terms of the settlement under an option elected.

"Total cash value" is an amount equal to the sum of the fixed cash value and the variable cash value prior to the Maturity Date.

"Valuation date" is a date upon which the net value of each share of the mutual fund(s) is determined. It will be on any day which the New York Stock Exchange is open for trading.

"Valuation period" is the time from the end of one business day on the New York Stock Exchange to the end of the next business day.

"Variable cash value" refers to the dollar value of the Variable Account prior to the Maturity Date. See Section 9 for details.

"Variable Account" is your portion of the Separate Account set up to receive the net payments and other cash distributions allocated to it. Money in this account is invested along with other Variable Account money in our Separate Account.


Section 4. General provisions

Entire contract -- The contract is between us, the Contract Holder and each Annuitant. It consists of:

1.   the group contract;
2.   the master application; and
3.   the application for the certificate.

The certificate is issued in consideration of your application and receipt of the purchase payments.

Your application is attached to and made a part of this certificate.

All statements made in your application in the absence of fraud will be treated as representations and not as warranties. If we challenge a claim or attempt to void this certificate, we agree not to use any statement in defense of a claim unless contained in a written statement. A copy of such statement must be attached to this certificate when issued.

Change of contract provisions -- We have the right to change the provisions of the group contract or the certificates issued under it in certain cases. We will make any change necessary for continued compliance under any federal or state laws that affect the group contract or the certificates issued under it. We may also change the certificate with respect to any increase in purchase payments over that shown on page 2.

This certificate shall include any provisions required by the state in which it was issued. Any provision omitted from this certificate at date of issue will be included as required by the state in which it was delivered.

No person other than our president, vice president, or the secretary can, on our behalf, change or waive any condition or provision of this certificate. Such change or waiver must be made in writing and signed by one of these officers named.

Incontestability -- This certificate shall be incontestable after 1 year from the Certificate Date.

Maturity Date -- The Maturity Date is the certificate anniversary following the Annuitant's 65th birthday. You may choose a different date if agreed upon by us. In no case can you choose a date later than the anniversary on or following the Annuitant's 70th birthday or the 10th anniversary of this certificate, whichever is later.

Change of Maturity Date -- You may change the Maturity Date. To do so, we must receive your written request at least 90 days prior to the then current Maturity Date. This change must be approved by us.

Assignment -- You may assign or transfer this certificate unless it is issued as a part of a retirement plan qualified under the Internal Revenue Code which will not allow any transfer or assignment. We will not be responsible for the validity of any assignment. It must be filed in writing at our Home Office. Until received, we will not be considered to have knowledge of it. When it is filed your rights and those of any beneficiary will be subject to it.

Misstatement of age -- If the age of the Annuitant or any other payee has been misstated, the annuity income payments under this certificate will be that amount which the purchase payments would have provided at the correct age. We will require proof of the correct age.

If the annuity income payments were too large because of a misstatement, we will deduct the difference with interest from the benefits falling due until totally repaid. If such payments were too small, we will add the difference with interest to the next benefit due. The interest rate will not exceed 6 percent per year.

Proof of survival -- We may require proper proof that a payee, beneficiary, or an Annuitant is living when payment depends upon such person's survival.

Periodic reports -- During each certificate year prior to the Maturity Date, we will periodically send you reports which show your total cash value, purchase payments and other certificate transactions.

At any time, you may request a statement of the certificate's total cash value.
  Any other information or reports legally required will be sent to you. All material will be sent to your last address known by us.

Annual maintenance fees -- The annual maintenance fees are deducted from the total cash value of the certificate on its anniversary date. These fees will not change and are shown on the Certificate Data page. Such fees cover the general maintenance of the certificate as well as the additional cost for maintenance of multiple accounts.

Nonparticipating -- This certificate is nonparticipating and does not participate in the profits of the Company.

Minimum values -- All values and benefits for this certificate are not less than the minimum required by the laws of the state in which it is delivered.

Premium tax -- Any premium tax deducted will be determined by the Annuitant's place of residence.

Termination of contract -- The group contract under which this certificate is issued may be terminated by the Contract Holder. To do so, the written request must be received at the Home Office at least 90 days prior to the termination date specified. We will not accept any purchase payments after the termination date. Upon termination of the group contract, you will be eligible to purchase an individual annuity contract.

Conversion to individual contract -- The Annuitant may purchase from us an individual annuity contract if:

1.   the group contract is terminated;
2.   the Annuitant is no longer an eligible Annuitant; or
3.   the Annuitant elects to stop making purchase payments to us.

The request to purchase the new annuity contract must be sent to the Home Office. This request must be received at least 30 days prior to the requested effective date of the new contract.

Section 5. Ownership and beneficiary provisions

Ownership -- The Owner is the Annuitant listed on the Certificate Data page unless otherwise designated in the application. The Owner may be changed subject to the Change of ownership or beneficiary provision. This certificate belongs to you. Unless you provide otherwise, you may exercise all rights and privileges granted by this certificate during the Annuitant's lifetime.

Beneficiary -- The beneficiary is named in the application; however, you may change it. The change will be subject to the Change of ownership or beneficiary provision.

For payment purposes, we will assume that the beneficiary's death occurred prior to the Annuitant's death if the beneficiary:

1.   dies before or on the same date as the Annuitant's death; or
2.   dies within 15 days after the Annuitant's death.

Change of ownership or beneficiary -- You may change the Owner or beneficiary of this certificate during the lifetime of the Annuitant unless:

1.   you provide otherwise; or
2. the certificate is issued as part of a retirement plan qualified under the Internal Revenue Code which will not allow any transfer or assignment.

Changes must be requested in writing on a form satisfactory to us. The request must be sent to our Home Office. We may require return of the certificate for an endorsement. A change is valid only when it is received by us in our Home Office; but, upon receipt it is effective as of the date that you signed the written request. All changes are subject to any payments made or other action taken by us before receipt of the written request.

Section 6. Payments to the Company

Purchase payments -- You may make purchase payments at any time up to 30 days prior to the Maturity Date. These payments will be allocated to the Fixed Account and/or Variable Account as elected in your application. All payments must be sent to the Home Office.

You may change the allocation to these accounts no more than twice in any certificate year. You may increase or decrease the payments. We will not allow payments which do not comply with the minimums and maximum shown on the Certificate Date page. Your request to make these changes must be sent to the Home Office. An approved change will be made as of the date we receive your request.

Grace period -- A grace period of 31 days shall be allowed for every purchase payment due after the first.

Paid-up value -- If any purchase payment of this certificate is not paid within the grace period, the certificate shall be considered paid-up. The paid-up value is the total cash value of the certificate.

Reinstatement -- If the purchase payment has not been paid within the grace period, this certificate may be reinstated during the lifetime of the Annuitant and before its Maturity Date by the resumption of payments if:

1.   this certificate has not been surrendered for its value; and
2.   the group contract has not been terminated.

Certificate cancellation --  We reserve the right to cancel this certificate if:

1.   you have not made any purchase payments for 2 years; and
2. the total cash value of this certificate is less than that needed to purchase a $20 monthly income payment at maturity.

We will send you a notice of our intent to cancel. You will have 31 days after we mail the notice to your last known address to make a purchase payment. If we cancel it, we will pay you the total cash value of the certificate. Thereafter, we will be free of any contract liability for this cancelled certificate.

Section 7. Death benefit

PAYMENT AT ANNUITANT'S DEATH: A lump sum payment shall be paid if the Annuitant's death occurs prior to the maturity date and this certificate has not been surrendered for its total cash value or a settlement option has not been elected. The beneficiary may elect a settlement option in place of the lump sum payment.

Proof of the Annuitant's death must be sent to our Home Office. As of the date we receive such proof, we will pay the beneficiary the greater of:

1.   the total cash value of this certificate, less any applicable premium tax;
     or

2. the sum of all purchase payments paid under this certificate less any partial withdrawals.

Section 8. The Fixed Account

Allocation and credits to Fixed Account -- The Fixed Account will receive the net payments allocated to it, guaranteed interest, excess interest and dollar amounts transferred from the Variable Account.

On the date we receive your purchase payment for the Fixed Account, the net payment will be allocated to this account. As of the date we receive your request to transfer an amount from the Variable Account, such amount will be deposited to the Fixed Account.

All purchase payments must be received at the Home Office.

Guaranteed interest rate -- Prior to the Maturity Date, guaranteed interest will be credited to the Fixed Account. The guaranteed interest rate is shown on the Certificate Data page. This interest will be credited from:

     1.   the date the purchase payment is received by us; or
     2.   the date a dollar amount is transferred from the Variable Account.

Excess interest rate -- We may pay interest in excess of the guaranteed amount. This excess interest will be credited on a daily basis to the Fixed Account. Any excess interest paid, as determined by us, will be applied on an equitable basis and credited to this class of certificates.

The excess interest will be over and above the guaranteed interest applied to this class of certificates.

Renewal of Fixed Account -- The Fixed Account will be automatically renewed on its Renewal Date. The new Renewal Date will be set for a period equal to the initial renewal period. You may choose a different Renewal Date if allowed by us.

If you choose, you may withdraw the fixed cash value of the Fixed Account without charge or penalty on the Renewal Date.

We will send you a notice 90 days prior to the Renewal Date. This notice will explain your renewal rights. If you want a different Renewal Date or choose to withdraw the fixed cash value, your request must be received at least 30 days prior to the Renewal Date. If we do not receive a request, we will automatically renew your Fixed Account. Upon each renewal, a new Certificate Data page will be sent to you.

The guaranteed interest rate and the guaranteed settlement option factors are established on the Certificate Date. These rates will never be changed.

Transfers -- You may transfer money from the Fixed Account to various divisions of the Variable Account. Any 1 transfer must be for an amount not less than $1,000.

A partial transfer may not be made if such transfer would reduce the Fixed Account's cash value to less than $600. Transfers must be made at least 30 days prior to the Maturity Date.

The early withdrawal penalty will be charged when transfers are made at any time other than on the Renewal Date.

Your request to make a transfer must be sent to the Home Office. An approved transfer will be made as of the date we receive your request.

Fixed Account cash withdrawal and surrender privilege -- You may at any time during the Annuitant's lifetime and prior to the Maturity Date, elect to withdraw part or surrender all of the fixed cash value. Any one withdrawal must be for an amount not less than $200. We will deduct the surrender charges and early withdrawal penalties, if any, from the fixed cash value. The amount due will be sent to you.

We will figure the fixed cash value of your account as of the date we receive your written request. The written request must be on a form satisfactory to us. The request must be sent to the Home Office. The payment is usually paid within 30 days. However, we reserve the right to postpone payment for not more than 6 months from the date your request was received by us. If payment is deferred after the 30 days, we will continue to credit current interest, if any.

Surrender charge -- The surrender charge during the first 5 years is a portion of the fixed cash value kept by us if you make a cash withdrawal from or surrender the Fixed Account. The rate varies by certificate year as shown on the Certificate Data page.

There is no surrender charge after the fifth certificate year.

Early withdrawal penalty -- The early withdrawal penalty is a portion of the fixed cash value kept by us if you make a partial withdrawal, make a transfer to the Variable Account or surrender this certificate for its total cash value. There will be no early withdrawal penalty for cash withdrawals, transfers or surrenders on any Renewal Date.

The early withdrawal penalty is established on the Certificate Date. This fee will not be changed throughout the lifetime of the certificate prior to the Maturity Date.

Waiver of charges and penalties -- No surrender charge or early withdrawal penalty will be made on a partial withdrawal from the Fixed Account or a transfer to the Variable Account if all the following occur:

     1.   it is made after the certificate has been in force 2 years;

     2. it is more than 12 months since the last transfer or withdrawal was made; and

     3. the amount is not more than 15 percent of the then current fixed cash value.

No surrender charge or early withdrawal penalty will be made:

     1. on this certificate's fixed cash value applied to the payment of either settlement Options 1, 2, 6 or 7; or

     2. on or after the Maturity Date if this certificate has been in force for at least 10 years; or

     3. if annuity income payments are selected to be made in equal installments over a period of at least 5 years; during such period the elected annuity benefit cannot be surrendered; or

     4. if an Annuitant is disabled continuously for 3 months and satisfactory proof of such disability is sent to the Home Office.

Guaranteed return of payments -- We guarantee the return of the purchase payments credited to the Fixed Account or the surrender value of the Fixed Account, whichever is greater, upon surrender of this certificate if:

     1.   this certificate has been in force more than 2 years; and

     2. no cash withdrawals or transfers to the Variable Account have been made from the Fixed Account.

Section 9. The Variable Account

Allocations to Variable Account -- The Variable Account will receive the net payments allocated to it and dollar amounts transferred from the Fixed Account. We will allocate these amounts, as you instruct, to the division(s) of our Separate Account. These are processed as of the date we receive your payment or the transfer request at the Home Office.

Each division invests in shares of the mutual fund which corresponds to that division. Your net payments purchases Separate Account units at their current value.

All dividends and other distributions paid by a mutual fund to a division shall be used to purchase additional shares of the mutual fund which corresponds to that division. Any expenses or fees due shall be deducted before such payment. The number of Variable Account units will be increased accordingly. The value of each division's Separate Account unit varies relative to the underlying mutual fund unit value.

If shares of a mutual fund are no longer available for investment by the Separate Account or if we determine further investments in a mutual fund are inappropriate in view of the objectives of the contract issued, we may substitute shares of another mutual fund for fund shares already purchased and apply your future purchase payments to the purchase of shares of the substitute mutual fund or other securities. No substitutions will be made until prior approval has been received from the Securities and Exchange Commission and we receive prior favorable vote of a majority of the votes entitled to be cast by persons having a voting interest in the mutual fund shares.

Transfers -- You may transfer money from the Variable Account to the Fixed Account or between the various divisions of the Variable Account. The minimum amount which may be transferred from 1 division to another or from an individual division to the Fixed Account is $1,000 or the entire dollar value of such division, whichever is less. No partial transfers may be made which would reduce your interest in a division to less than $600. Transfers must be made at least 30 days prior to the Maturity Date.

Transfers may be made as often as you choose; however, no transfers between divisions are allowed after annuity income payments commence.

A fee will be charged to cover the administrative cost of any transfer made. This fee is shown on the Certificate Data page and cannot be changed.

Variable Account cash withdrawal and surrender privilege -- You may at any time during the Annuitant's lifetime and prior to the Maturity Date, elect to withdraw part or surrender all of the variable cash value of this certificate.

We will deduct the surrender charges, if any, from the amount being surrendered or withdrawn. Any 1 withdrawal from an individual division must be for an amount not less than $200. We will not allow a withdrawal which would reduce the individual division's dollar value to less than $600; however, the cash value of your account in the division may be withdrawn at any time. We will not allow more than 2 withdrawals from the Variable Account during a certificate year.

We will figure the variable cash value as of the date your written request was received by us. The amount of the payment due will be sent to you within 7 days after the date such value was figured. The written request must be on a form satisfactory to us. The request must be sent to the Home Office.

Surrender charge -- The surrender charge is a portion of the variable cash value kept by us if you make a cash withdrawal from or surrender your Variable Account. The rate varies by certificate year as shown on the Certificate Data page.

Maximum surrender charge -- In no case will the surrender charge applied to the variable cash value be greater than 9 percent of the purchase payments attributable to the amount surrendered from the Variable Account.

Annual mortality risk, expense risk and distribution expense risk fee -- To cover the mortality risk, expense risk and distribution expense risk fee not included in the annual maintenance fees, we will charge your Variable Account a weekly fee of an amount equivalent to 1.35 percent per year. Further details of this fee are in the prospectus.

Voting rights -- We will vote shares held in the Separate Account according to your instructions.

We will send the notices and instructions to the person having voting rights under this certificate. Votes for which we do not receive instructions will be cast by us in the same proportion as the votes for which instructions have been received.

Waiver of surrender charge -- No surrender charge will be made on a partial withdrawal from the Variable Account if all the following occur:

     1.   it is made after this certificate has been in force 2 years;

     2.   it is more than 12 months since the last withdrawal was made; and

     3. the amount is not more than 15 percent of the then current variable cash value.

No surrender charge will be made:

     1. on any variable cash value applied to the payment of either settlement Options 1, 2, 6 or 7; or

     2. if an Annuitant is disabled continuously for 3 months and satisfactory proof of such disability is sent to the Home Office.

Section 10. Settlement option provisions

Application of proceeds -- On the Maturity Date or the date we receive proof of the Annuitant's death at the Home Office, the proceeds payable under this certificate shall be applied to the payment of the settlement option elected. The amount of proceeds equals the total cash value plus the purchase price of any additional annuity benefits.

If the amount of proceeds to be applied under any 1 fixed or variable annuity settlement option is less than $2,000 or would provide less than a $20 monthly annuity income payment, the proceeds will be paid in a lump sum to the payee.

Prior to the payment of any settlement option selected, we reserve the right to verify the age of the payee and to make any adjustments necessary to reflect the accurate payment for the proper age.

Option to purchase additional annuity benefits at maturity -- You may purchase an additional annuity benefit at the Maturity Date. To do so you must send a written request to the Home Office. This request along with a payment for the benefit must be received by us 30 days prior to the Maturity Date. We may limit the amount of the additional benefit being purchased. The premium tax, if any, will be deducted from this single payment.

Election of option -- Your election of a settlement option must be made by written request. The written request must be sent to the Home Office. At least 30 days prior to the Maturity Date, you may elect a settlement option or change a previous election. If upon the death of an Annuitant prior to the Maturity Date no election has been made, the beneficiary may elect a settlement option. This election must be made within 60 days after the Annuitant's death notice has been received by us. The payee will not have the right to assign or transfer any settlement option elected.

Absence of election -- If no valid election has been made, the proceeds, if any, will be paid as follows:

     1. proceeds from the Fixed Account will be paid under a fixed settlement option in the form of a life income with 10 year period certain. See Option 1 for details; and

     2. proceeds from the Variable Account will be paid under a variable settlement option in the form of a life income with 10 year period certain. See Option 6 for details.

Supplemental contract -- This certificate, together with any document showing proof of a previous election of an option, must be surrendered at the time proceeds become payable. We will issue supplemental contracts providing for the settlement options chosen. They will be issued as of the date of the settlement.

Unless otherwise provided in the supplemental contract, the first annuity income payment under each fixed option (Options 1, 2, 3, 4 and 5) and each variable option (Options 6 and 7) shall be made on the first day of the month coincident with or next succeeding the date that proceeds are applied. Subsequent annuity income payments will be made as of the first day of each succeeding month unless another mode of payment is selected and has been approved by us.

If the original payee dies, unless otherwise provided in the supplemental contract, the beneficiary of such payee will be paid:

     1. under Options 1 and 6, the rest of the annuity income payments during the period certain, if any; or

     2. under Options 3 and 4, the rest of the annuity income payments due, if any; or

     3.   under Option 5, the proceeds due, if any.

If no beneficiary is living at the time of the payee's death, the commuted value, if any, of the remaining annuity income payments or proceeds will be paid in a lump sum to the estate of such payee. If the payee dies and the supplemental contract does not provide for continued payments, the contract(s) will terminate.

Under the supplemental contract, the commuted value of any option will be figured at the interest rate used to determine the annuity payment. In no case will annuity income payments under Options 1, 2, 6 and 7 be commuted during the lifetime of the original payee.

Unless you elect otherwise, the payee will have the right to terminate the supplemental contract. In this case the payee will receive the commuted value in 1 lump sum.

Variable annuity payments -- The dollar amount of the first monthly payment to be made under a variable annuity option will be determined by applying the amount of the proceeds to the appropriate factor in the settlement option tables, or if more favorable to the payee, by such factor as may be shown in a corresponding table in a variable annuity contract issued by us as of the date the proceeds are applied.

The number of annuity units is determined by dividing the amount of the first monthly payment by the current value of a variable retirement account unit in the appropriate division on the valuation date coincident with the date that proceeds were applied toward the variable annuity option. The second and each following payment under this option will be based on the experience of the underlying mutual fund.

Fixed annuity settlement options --

Option 1. Fixed life income with or without period certain -- We will pay an income based on the adjusted age of the payee for the period certain elected; thereafter, we will pay income for the remaining lifetime of the payee. The period certain may be 10, 15 or 20 years. If no period certain is requested, we will pay an income during the lifetime of the payee. See Table 1 on page 15.

Option 2. Joint life and survivor annuity -- We will pay an income for as long as either or both payees live. The income will be based on the adjusted ages of the 2 payees. Upon the death of 1 payee, the amount payable will be two-thirds of the amount paid while both were living. Income payments will cease following the death of the surviving payee. See Table 2 on page 15.

Option 3. Income for a fixed period -- We will pay an income for a specified number of years, 1 through 30 years. But, income payments cannot extend beyond the 90th birthday of the payee. The payments will be made in equal installments. See Table 3 on page 16.

Option 4. Income for a fixed amount -- We will pay an income of a specified amount until the proceeds and interest at the rate of 4 percent per year are all paid out to the payee. The income payments cannot extend beyond the 90th birthday of the payee.

Option 5. Interest income payments -- We will hold the proceeds and pay interest on such proceeds at a rate determined by us. The interest rate will never be less than 4 percent per year. Interest will be credited at the end of each payment period as agreed upon. The payee may elect another Option at the end of any payment period. The payee may withdraw the proceeds in whole or in part upon written request. The request must be made prior to the end of the agreed period. This period must end before the 80th birthday of the payee.

Variable annuity settlement options --

Option 6. Variable life income with or without period certain --We will pay a variable income based on the adjusted age of the payee for the period certain elected; thereafter, we will pay the variable income for the remaining lifetime of the payee. The period certain may be 10, 15 or 20 years. If no period certain is requested, we will pay a variable income during the lifetime of the payee. See Table 1 on page 15 for the initial payment. Subsequent payments will be based on the experience of the underlying mutual fund.

Option 7. Variable income for joint life and survivor annuity -- We will pay a variable income for as long as either or both payees live. The variable income will be based on the adjusted ages of the 2 payees. See Table 2 on page 15 for the initial payment. Subsequent payments will be based on the experience of the underlying mutual fund.

Upon the death of 1 payee, future payments will be reduced by one-third. The variable income payments will cease following the death of the surviving payee.

Other annuity options -- Upon your request, other fixed and variable annuity options may be made available by us.

Basis of settlement option tables -- These tables show the dollar amount of monthly annuity income payments for the payee's adjusted age as follows:


     1. the annuity income payment for each $1,000 of proceeds applied under a fixed income option; and

     2. the first annuity income payment for each $1,000 proceeds applied under a variable annuity option.

The adjusted age is determined from each payee's actual age last birthday at the time the first annuity income payment is due in the following manner:

         Calendar Year
         of Payee's Birth                          Adjusted Age
         Before 1905                               Actual age plus 1
         1905 through 1919                         Actual age
         1920 through 1934                         Actual age minus 1
         1935 through 1949                         Actual age minus 2
         1950 through 1964                         Actual age minus 3
         After 1964                                Actual age minus 4

The amount of each fixed income payment under Options 1, 2, and 3 will never be less than that shown in the settlement option tables. The guaranteed interest rate used for all fixed annuity settlement options is 4 percent per year. Where mortality assumptions are involved, the guaranteed factors are based on the 1971 Individual Annuity Mortality Table. The fixed income payments under these Options may be increased as determined by us on an equitable basis to this class of certificates.

An assumed investment rate of 4 percent per year will be used to calculate commuted values under Options 6 and 7 and the first variable annuity income payment of either Option. Where mortality assumptions are involved, the guaranteed factors are based on the 1971 Individual Annuity Mortality Table.

Settlement option tables

Table 1

Income payments for life with or without a period certain
Equal monthly income payments for each $1,000 of proceeds under Options 1 and 6


---------------------------------------------------------------------------------------------------------
  Adjusted              Period certain                 Adjusted              Period certain
   age of   --------------------------------------      age of    ---------------------------------------
   payee    Life      10 yrs     15 yrs     20 yrs      payee     Life      10 yrs     15 yrs      20 yrs
---------------------------------------------------------------------------------------------------------
    55      5.09       5.03       4.95       4.84         68       6.96       6.62       6.21       5.69
    56      5.19       5.11       5.02       4.90         69       7.20       6.80       6.32       5.74
    57      5.29       5.20       5.10       4.97         70       7.46       6.98       6.43       5.78
    58      5.39       5.30       5.19       5.03         71       7.74       7.18       6.54
    59      5.50       5.40       5.28       5.10         72       8.05       7.37       6.64
    60      5.62       5.51       5.37       5.17         73       8.39       7.58       6.74
    61      5.75       5.62       5.46       5.24         74       8.75       7.78       6.83
    62      5.88       5.74       5.56       5.31         75       9.15       7.99       6.91
    63      6.03       5.86       5.66       5.38         76       9.59       8.20
    64      6.19       6.00       5.77       5.44         77      10.06       8.40
    65      6.36       6.14       5.87       5.51         78      10.58       8.59
    66      6.54       6.29       5.98       5.57         79      11.15       8.78
    67      6.74       6.45       6.10       5.63         80      11.77       8.96
---------------------------------------------------------------------------------------------------------

The age shown is the adjusted age of the payee when income payments begin. If the fixed annuity income payments under Option 1 are to be paid other than monthly, multiply the monthly income payment by 2.990 to obtain the quarterly payment; multiply by 5.951 to obtain the semiannual payment; and multiply by
11.787 to obtain the annual payment.

Table 2

Income payments during joint lifetimes of 2 payees with two-thirds to survivor Initial amount of monthly income payments for each $1,000 of proceeds under Options 2 and 7

----------------------------------------------------------------------------------------------------------
  Adjusted ages                                     Monthly income payments
----------------------------------------------------------------------------------------------------------
    Payee age         55      56      57      58      59      60      61      62      63      64      65
----------------------------------------------------------------------------------------------------------
  Payee age 60       5.31    5.37    5.42    5.48    5.53    5.59    5.65    5.71    5.78    5.84    5.91
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                    Monthly income payments
----------------------------------------------------------------------------------------------------------
    Payee age         60      61      62      63      64      65      66      67      68      69       70
----------------------------------------------------------------------------------------------------------
  Payee age 65       5.91    5.98    6.06    6.13    6.21    6.29    6.38    6.47    6.56    6.65     6.74
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                    Monthly income payments
----------------------------------------------------------------------------------------------------------
    Payee age         65      66      67      68      69      70      71      72      73      74      75
----------------------------------------------------------------------------------------------------------
  Payee age 70       6.74    6.85    6.96    7.07    7.19    7.31    7.44    7.57    7.70    7.83    7.96
----------------------------------------------------------------------------------------------------------

The ages shown are the adjusted ages of the payees when income payments begin. Amounts for combinations of ages not shown will be furnished upon request. If the fixed annuity income payments under Option 2 are to be paid other than monthly, multiply the monthly income payment by 2.990 to obtain the quarterly payment; multiply by 5.951 to obtain the semiannual payment; and multiply by
11.787 to obtain the annual payment.

Table 3

Income payments for a fixed period
Equal monthly income payments for each $1,000 of proceeds under Option 3

------------------------------------------------------------------------------------------------------
 Number of         Monthly         Number of            Monthly          Number of          Monthly
  years in         income           years in            income           years in           income
fixed period       payment        fixed period          payment        fixed period         payment
------------------------------------------------------------------------------------------------------

     1              84.84              11                9.31               21               5.81

     2              43.25              12                8.69               22               5.64

     3              29.40              13                8.17               23               5.49

     4              22.47              14                7.72               24               5.35

     5              18.32              15                7.34               25               5.22

     6              15.56              16                7.00               26               5.10

     7              13.59              17                6.71               27               5.00

     8              12.12              18                6.44               28               4.90

     9              10.97              19                6.21               29               4.80

     10             10.06              20                6.00               30               4.72
------------------------------------------------------------------------------------------------------

If income payments under Option 3 are to be paid other than monthly, multiply the monthly income payment by 2.990 to obtain the quarterly payment; multiply by
5.951 to obtain the semiannual payment; and multiply by 11.787 to obtain the annual payment.

Home Office:   1 Horace Mann Plaza
               Springfield, Illinois  62715-0001
               1-800-999-1030

Individual Single Premium Deferred Fixed and Variable Retirement Annuity
Contract

Nonparticipating -- dividends not paid

Any payments and values under this contract which are based on investment results of the Separate Account are variable and not guaranteed.


Right to cancel -- You may cancel this contract by delivering or mailing a written notice or sending a telegram to Horace Mann Life Insurance Company, 1 Horace Mann Plaza, Springfield, IL 62715-0001 or to the agent from whom you purchased it, within 30 days after it is delivered to you. Notice given by mail and return of contract by mail are effective on being postmarked, properly addressed, and postage prepaid. We will refund all purchase payments made to the Fixed Account and the market value of any purchase payments applied to the Separate Account, less taxes, if any, within 10 days after we receive notice of cancellation and the returned contract. Upon return of the contract, it shall be void as if none had been issued.


We agree to provide the benefits described in this contract.

Signed for the Company at Springfield, Illinois as of the Contract Date.



    President               Countersigned              Corporate Secretary

IC-417000

This is a legal contract between the contract Owner and Horace Mann Life Insurance Company.

This page provides a brief outline of some of the important features of your contract. It is not part of the insurance contract. Only the actual contract provisions will control. The contract sets forth, in detail, the rights and obligations of both you and Horace Mann Life Insurance Company. It is therefore important that you read your contract carefully.

This individual single premium deferred fixed and variable retirement annuity contract provides for accumulation of cash value for income payments.



Table of contents                                                                                       Page
Section 1. Contract Data...................................................................................2
Section 2. Fixed Account Tables of Guaranteed Values.......................................................3
Section 3. Definitions of certain terms....................................................................4
Section 4. General provisions..............................................................................6
Section 5. Ownership and beneficiary provisions............................................................7
Section 6. Payment to the Company..........................................................................8
Section 7. Death benefit...................................................................................8
Section 8. The Fixed Account...............................................................................8
Section 9. The Variable Account...........................................................................10
Section 10. Annuity income options........................................................................12
Section 11. Annuity income option tables..................................................................17

Additional benefit provisions or restrictions, if any, and a copy of the application follow page 19.

All written communications should be directed to Horace Mann Life Insurance Company, P. O. Box 4657, Springfield, IL 62708-4657.

Home Office:   1 Horace Mann Plaza
               Springfield, Illinois  62715-0001
               1-800-999-1030

Individual Single Premium Deferred Fixed and Variable Retirement Annuity
Contract

Nonparticipating -- dividends not paid

Any payments and values under this contract which are based on investment results of the Separate Account are variable and not guaranteed.

                          SECTION 1 -- CONTRACT DATA

Contract number:               XXXXXXXXXX

Annuitant:                     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Contract Date:                 XXXXXXXXXX

Maturity Date:                 XXXXXXXXXX

Renewal Date:                  XXXXXXXXXX

Age at issue:                  XX

Sex:                           XXXXXX

Owner and beneficiary:         As stated in the application unless changed.

Purchase payment:              Single premium of $ZZZ,ZZZ.99 payable on or
                               before the Contract Date. To be allocated as follows:

Fixed Account:                                               ZZ9.99%

Variable Account divisions:

                               HM Growth Fund:               ZZ9.99%

                               HM Balanced Fund:             ZZ9.99%

                               HM Income Fund:               ZZ9.99%

                               HM Short-Term Fund:           ZZ9.99%

                               HM Socially responsible fund  ZZ9.99%

                               HM International equity fund  ZZ9.99%

                               HM Small cap growth fund      ZZ9.99%

                                        Total                ZZ9.99%



Minimum purchase payment:               $5,000

Maximum purchase payment:               $500,000


Guaranteed annual effective interest rate:

Fixed Account:                          3%


Surrender charge rates:                 Fixed and Variable Accounts:

                            During contract year     % charged
                                    1                    5%

                                    2                    4%

                                    3                    3%

                                    4                    2%

                                    5                    1%

                                thereafter               0%

Fixed Account early withdrawal
penalty: 5% if a dollar amount is withdrawn or transferred or the contract is surrendered on any date other than the Renewal Date. The Fixed Account early withdrawal penalty will cease on the annuitant's 65th birthday.

                    SECTION 1 (CONTINUED) -- CONTRACT DATA


Contract number:               XXXXXXXXXX

Annuitant:                     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Annual maintenance charge:     $25 deducted if the total cash value is less than
                               $10,000.

Income payments:               Income payments will commence on the Maturity
                               Date if the annuitant is living. Income payments are determined according to the contract provisions. The annuity income rates in section
                               11 are guaranteed.

Variable Account annual
mortality risk, expense risk
and distribution expense risk
fee:                           1.35%

                                                                         Page 2A

SECTION 2 -- FIXED ACCOUNT TABLE OF GUARANTEED CASH VALUES AND GUARANTEED
                          MONTHLY INCOME AT MATURITY

Contract number:          XXXXXXXXXX

Annuitant:                XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

 Contract         Attained      Guaranteed         Guranteed
Anniversary         Age         Cash Value       Monthly Income
    XX                XX      $ZZ,ZZZ,ZZZ.99     $ZZ,ZZZ,ZZZ.99
    XX                XX       ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX                XX       ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX                XX       ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX                XX       ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX                XX       ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX                XX       ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX                XX       ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX                XX       ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX                XX       ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX                XX       ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX                XX       ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX                XX       ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX                XX       ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX                XX       ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX                XX       ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX                XX       ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX                XX       ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX                XX       ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX                XX       ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX                XX       ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX                XX       ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX                XX       ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99

XXXXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

  SECTION 2 (CONTINUED) -- FIXED ACCOUNT TABLE OF GUARANTEED SURRENDER VALUES

Contract number:                  XXXXXXXXXX

Annuitant:                        XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                       Guaranteed
 Contract           Attained           Surrender
Anniversary           Age               Value
    XX                 XX           $ZZ,ZZZ,ZZZ.99
    XX                 XX            ZZ,ZZZ,ZZZ.99
    XX                 XX            ZZ,ZZZ,ZZZ.99
    XX                 XX            ZZ,ZZZ,ZZZ.99
    XX                 XX            ZZ,ZZZ,ZZZ.99
    XX                 XX            ZZ,ZZZ,ZZZ.99
    XX                 XX            ZZ,ZZZ,ZZZ.99
    XX                 XX            ZZ,ZZZ,ZZZ.99
    XX                 XX            ZZ,ZZZ,ZZZ.99
    XX                 XX            ZZ,ZZZ,ZZZ.99
    XX                 XX            ZZ,ZZZ,ZZZ.99
    XX                 XX            ZZ,ZZZ,ZZZ.99
    XX                 XX            ZZ,ZZZ,ZZZ.99
    XX                 XX            ZZ,ZZZ,ZZZ.99
    XX                 XX            ZZ,ZZZ,ZZZ.99
    XX                 XX            ZZ,ZZZ,ZZZ.99
    XX                 XX            ZZ,ZZZ,ZZZ.99
    XX                 XX            ZZ,ZZZ,ZZZ.99
    XX                 XX            ZZ,ZZZ,ZZZ.99
    XX                 XX            ZZ,ZZZ,ZZZ.99
    XX                 XX            ZZ,ZZZ,ZZZ.99
    XX                 XX            ZZ,ZZZ,ZZZ.99
    XX                 XX            ZZ,ZZZ,ZZZ.99

XXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                                         Page 3A

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXX

Section 3. Definitions of certain terms

"Age at issue" is the Annuitant's attained age on the Contract Date.

"Annuitant" is the person insured in this contract as shown on the Contract Data pages.

"Annuity income option" is the method by which income payments are made at the Maturity Date or upon the Annuitant's death. See annuity income option tables for guaranteed rates.

"Beneficiary" is the person to whom any benefits will be paid in the event of the death of the Annuitant prior to the Maturity Date.

"Commuted value" is a lump sum payment made in lieu of periodic future income payments.

"Company," "we," "us" and "our" refer only to the Horace Mann Life Insurance Company.

"Contract anniversary" is the same day and month as the Contract Date for each succeeding year of this contract.

"Contract Date" is the effective date of this contract as shown on the Contract Data pages. It is the date from which contract years, Renewal Dates and contract anniversaries are determined.

"Current interest rate" is the effective annual interest rate that we will credit to the Fixed Account. It may be greater than or equal to the guaranteed interest rate.

"Division" is a subcategory of the Separate Account in which money is invested in shares of a corresponding mutual fund. You may direct payments to any or all divisions of the Separate Account. Divisions for each mutual fund are shown on the Contract Data pages.

"Early withdrawal penalty" is an amount charged when a withdrawal, transfer or surrender is made from the Fixed Account at any time other than on the Renewal Date.

"Excess interest rate" is the current interest rate less the guaranteed interest rate.

"Fixed Account" is an interest-bearing account. The Fixed Account is invested in the Company's general account.

"Fixed cash value" refers to the dollar value of the Fixed Account prior to the time annuity income payments begin.

"Guaranteed interest rate" is the minimum effective annual interest rate to be credited to the Fixed Account.

"Home Office" means our executive office at 1 Horace Mann Plaza, Springfield, Illinois, 62715-0001.

"Income payments" are payments made by us to the payee.

"Maturity Date" is the date you elect for income payments to begin. It is shown on the Contract Data pages.

"Mutual funds" are open-end diversified management investment companies registered under the Investment Company Act of 1940, as amended. The mutual funds designated by you as the underlying investment vehicle(s) for the variable portion of your contract are shown on the Contract Data pages. Each mutual fund has a specific investment objective as stated in its prospectus. The prospectus should be read for complete details.

"Net payment" is the purchase payment less any applicable premium tax on the payment received.

"Owner" (referred to in this contract as "you" and "your") is the Annuitant unless another Owner is named.

"Payee" is any person entitled to receive income payments under any annuity income option.

"Purchase payment" means a dollar amount paid to us in return for the benefits described in this contract. The purchase payment must be received at the Home Office.

"Renewal Date" is the date on which the fixed portion of your contract may be renewed for another period of time.

"Renewal period" is the period of time from the Contract Date to the Renewal Date for the fixed portion of your contract. If the fixed portion has been renewed, the renewal period is the period to the next Renewal Date.

"Separate Account" is the segregated asset account which receives and invests net payments allocated to it. The Separate Account has individual divisions which correspond to various mutual funds.

"Surrender charge" is an amount charged, when applicable, if a withdrawal is made or the contract is surrendered for its total cash value. The rate varies by contract year as shown on the Contract Data pages.

"Surrender value" is the total cash value of your contract less applicable surrender charges and early withdrawal penalties, if any.

"Supplemental contract" is an agreement setting forth the terms of the annuity income option you elected.

"Total cash value" is an amount equal to the sum of the fixed cash value and the variable cash value.

"Valuation date" is any day on which the New York Stock Exchange is open for trading and on which the net value of each share of an underlying mutual fund is determined. See prospectus for details.

"Valuation period" is the time from the end of 1 business day on the New York Stock Exchange to the end of the next business day.

"Variable Account" is your portion of the Separate Account set up to receive net payments and other cash distributions allocated to it.

"Variable accumulation unit" is a measure used to determine the value of a particular division of the Separate Account on or before the Maturity Date. The value of a variable accumulation unit in a division depends on the investment experience of the corresponding mutual fund.

"Variable cash value" refers to the dollar value of the Variable Account prior to the time annuity income payments begin.

"Variable retirement unit" is a measure used to determine the amount payable from a particular division of the Separate Account for a variable income payment. The value of a variable retirement unit in a division depends on the investment experience of the corresponding mutual fund.

Section 4. General provisions

Entire contract -- This contract is issued in consideration of your application and receipt of the purchase payment. This document, the attached copy of the application, and any attached endorsements and amendments constitute the entire contract. All statements made in the application in the absence of fraud will be treated as representations and not as warranties. If we challenge a claim or attempt to void this contract, we agree to use only statements made in this contract.

Change of contract provisions -- We have the right to change the provisions of this contract as necessary for continued compliance under any federal or state laws that affect this contract.

This contract shall be deemed to include any provisions required by the state in which it was delivered.

No person other than our president, vice president, or the corporate secretary can change or waive any condition or provision of this contract. Such change or waiver must be made in writing and signed by one of the officers named above.

Incontestability -- This contract shall be incontestable 1 year after the Contract Date.

Maturity Date -- The Maturity Date is the contract anniversary following the Annuitant's 65th birthday. You may choose a different date if agreed upon by us. Distributions must begin no later than specified in the Internal Revenue Code.

Nonparticipating -- This contract does not share in the profits of the Company.

Minimum values -- All values and benefits for this contract are not less than the minimum required by the laws of the state in which it is delivered.

Assignment -- You may assign or transfer this contract unless it is prohibited by the Internal Revenue Code. We will not be responsible for the validity of any assignment. It must be filed in writing at our Home Office. Until received, we will not be deemed to have knowledge of it.

Misstatement of age -- If the age of the Annuitant or any other payee has been misstated, the income payments under this contract will be that amount which the purchase payment would have provided at the correct age. We will require proof of the correct age.

If the income payments were too large because of a misstatement of age, we will deduct the difference with interest from the benefits falling due until totally repaid. If such payments were too small, we will add the difference with interest to the next benefit due. The interest rate will not exceed 6 percent per year.

Exchange of contract -- You may exchange this contract for another annuity contract issued by us if we approve it.

Proof of survival -- We may require proper proof that a payee, beneficiary, or Annuitant is living when payment depends upon such person's survival.

Periodic reports -- During each contract year prior to the Maturity Date, we will periodically send you reports which show your total cash value, purchase payment and other contract transactions.

At any time, you may request a statement of the contract's total cash value. Any other information or reports legally required will be sent to you. All material will be sent to your last address known by us.

Premium tax -- Any premium tax deducted will be determined by the Owner's place of residence.

Annual maintenance charge -- The annual maintenance charge is deducted from the total cash value of the contract on its anniversary date. This charge will not change and is shown on the Contract Data pages. This charge covers the general maintenance of the contract as well as the additional cost for maintenance of multiple accounts. When deducted from the Fixed Account, the maintenance charge will be deducted only from interest credited above the guaranteed interest rate.

Section 5. Ownership and beneficiary provisions

Ownership -- The Owner is the Annuitant listed on the Contract Data pages unless another Owner is named. Unless you provide otherwise, the Owner may exercise all rights and privileges granted by this contract during the Annuitant's lifetime.

Beneficiary -- The beneficiary is named in the application; however, you may change it.

For payment purposes, we will assume that the beneficiary's death occurred prior to the Annuitant's death if the beneficiary:

  1.   dies before or on the same date as the Annuitant's death; or

  2.   dies within 15 days after the Annuitant's death.

Change of ownership or beneficiary -- You may change the Owner or beneficiary of this contract during the lifetime of the Annuitant unless:

  1.   you provide otherwise; or

  2. the contract is issued as part of a retirement plan qualified under the Internal Revenue Code which will not allow any transfer or assignment of ownership.

Changes must be requested in writing in a form satisfactory to us. The request must be sent to our Home Office. We may require return of the contract for an endorsement. A change is valid only when it is received by us in our Home Office; but, upon receipt it is effective as of the date that you signed the written request. All changes are subject to any payments made or other action taken by us before receipt of the written request.

Section 6. Payment to the Company

Purchase payment -- Your single premium purchase payment is shown on page 2. It is payable on or before the Contract Date. After the first payment, no other payments are due.

The payment will be allocated to the Fixed Account and/or Variable Account as elected in your application.

Contract cancellation -- We reserve the right to cancel this contract if the total cash value is less than $2,000 or would provide less than a $20 monthly income payment at maturity.

We will send you a notice of our intent to cancel. When this contract is cancelled, we will pay you the total cash value. Thereafter, we will be free of any contract liability.

Section 7. Death benefit

Payment at Annuitant's death -- A lump sum payment shall be paid if the Annuitant's death occurs prior to the Maturity Date and the contract has not been surrendered for its total cash value or an annuity income option has not been elected. The beneficiary may elect an annuity income option in place of the lump sum payment.

Proof of the Annuitant's death must be sent to our Home Office. As of the date we receive such proof, we will pay the beneficiary the greater of:

  1. the total cash value of the contract, less any applicable premium tax; or

  2. the purchase payment paid under this contract less any partial withdrawals.

Section 8. The Fixed Account

Allocation and credits to Fixed Account -- The Fixed Account will receive the net payment allocated to it, guaranteed interest, excess interest and dollar amounts transferred from the Variable Account.

On the date we receive your purchase payment for the Fixed Account, the net payment will be allocated to this account. As of the date we receive your request to transfer an amount from the Variable Account, such amount will be deposited to the Fixed Account.

Guaranteed interest rate -- Prior to the Maturity Date, guaranteed interest will be credited on a daily basis to the Fixed Account. The guaranteed interest rate is shown on the Contract Data pages. This interest will be credited from:

  1. the date the purchase payment is received by us; or

  2. the date a dollar amount is transferred from the Variable Account.

The guaranteed interest rate and the guaranteed annuity income option rates are established on the Contract Date. These rates will never be changed.

Excess interest rate -- We may pay interest in excess of the guaranteed amount. This excess interest will be credited on a daily basis to the Fixed Account.

Renewal of Fixed Account -- The fixed portion of your contract will be automatically renewed on the contract Renewal Date. The new Renewal Date will be set for a period equal to the initial renewal period. You may choose a different renewal period if allowed by us.

If you choose, you may withdraw your fixed cash value from the Fixed Account without charge or penalty on the Renewal Date.

We will send you a notice 90 days prior to the Renewal Date. This notice will explain your renewal rights. If you want a different Renewal Date or choose to withdraw the fixed cash value, your written request must be received at the Home Office prior to the Renewal Date. If we do not receive a written request, we will automatically renew the fixed portion of your contract. Upon each renewal, new Contract Data pages will be sent to you.

Transfers -- You may transfer money from the Fixed Account to various divisions of the Variable Account. Any 1 transfer must be for an amount not less than $200.

A partial transfer may not be made if such transfer would reduce the Fixed Account's cash value to less than $200.

The early withdrawal penalty will be charged when transfers are made at any time other than on the Renewal Date.

Your written request to make a transfer must be sent to the Home Office. An approved transfer will be made as of the date we receive your request.

Fixed Account cash withdrawal and surrender privilege -- You may at any time during the Annuitant's lifetime and prior to the Maturity Date, elect to withdraw part or surrender all of the fixed cash value. Any 1 withdrawal must be for an amount not less than $200. We will deduct the surrender charges and early withdrawal penalties, if any, from the fixed cash value. The amount due will be sent to you.

We will figure the fixed cash value of your account as of the date we receive your written request. The written request must be in a form satisfactory to us. The request must be sent to the Home Office. The payment is usually paid within 30 days. However, we reserve the right to postpone payment for not more than 6 months from the date your request was received by us. If payment is deferred after the 30 days, we will continue to credit current interest, if any.

Surrender charge -- A surrender charge is deducted from your fixed cash value if you make a cash withdrawal from or surrender the fixed cash value. The rate varies by contract year as shown on the Contract Data pages.

Early withdrawal penalty -- An early withdrawal penalty is deducted from your fixed cash value if you make a partial withdrawal from, make a transfer to the Variable Account or surrender your fixed cash value. There will be no early withdrawal penalty for cash withdrawals, transfers or surrenders made on the Renewal Date. The early withdrawal penalty is shown on the Contract Data pages.

Waiver of charges and penalties -- No surrender charge or early withdrawal penalty will apply:

  1. on a partial withdrawal from the Fixed Account or a transfer to the Variable Account if all the following occur:

     a.   it is made after the contract has been in force 2 years;

     b. it is more than 12 months since the last transfer or withdrawal was made; and

     c. the amount is not more than 15 percent of the then current fixed cash value.

  2. on fixed cash value applied to annuity income Options 1, 2, 6 or 7.

  3. on or after the Maturity Date if the contract has been in force for at least 10 years.

  4. if a distribution is required by the Internal Revenue Code.

  5. if the Annuitant is totally disabled, as defined by the Internal Revenue Code, for a period of at least 3 months immediately prior to the surrender or withdrawal request. Satisfactory proof of such disability must be sent to the Home Office.

Guaranteed return of payment -- We guarantee the return of the net payment credited to the Fixed Account upon surrender of this contract if:

  1. the contract has been in force more than 2 years; and

  2. no cash withdrawals or transfers to the Variable Account have been made from the Fixed Account.


Section 9. The Variable Account

Allocations to Variable Account -- The Variable Account will receive the net payment allocated to it and dollar amounts transferred from the Fixed Account. We will allocate these amounts, as you instruct, to the division(s) of the Separate Account. These are processed as of the date we receive your payment or the transfer request at the Home Office.

Within each division, the value of a variable accumulation unit is determined by valuing daily the underlying securities within that division with a reduction for operating expenses and then dividing the result by the outstanding number of all variable accumulation units of that division of the Separate Account. The value of each division's variable accumulation unit varies relative to the experience of the corresponding mutual fund investments.

All dividends and other distributions paid by a mutual fund to a division shall be used to purchase additional shares of the mutual fund which corresponds to that division.

The increase or decrease in the number of variable accumulation units for a particular transaction is determined by dividing the dollar amount of the transaction by the unit value of the appropriate division.

The number of units the Annuitant has in a particular division on any date is equal to the sum of variable accumulation units that have been added through net payments, dividend distributions, and transfers from other divisions minus the sum of variable accumulation units that have been withdrawn or transferred from such division.

If shares of a mutual fund are no longer available for investment by the Separate Account or if we determine further investments in a mutual fund are inappropriate in view of the objectives of the contract issued, we may substitute shares of another mutual fund for fund shares already purchased and apply future purchase payments to the purchase of shares of the substitute mutual fund or other securities. No substitutions will be made until prior approval has been received from the Securities and Exchange Commission and we receive prior favorable vote of a majority of the votes entitled to be cast by persons having a voting interest in the mutual fund shares.

Transfers -- You may transfer money from the Variable Account to the Fixed Account or between the various divisions of the Variable Account. The minimum amount which may be transferred from 1 division to another or from an individual division to the Fixed Account is $200 or the entire dollar value of such division, whichever is less. No partial transfers may be made which would reduce your interest in a division to less than $200.

Transfers may be made as often as you choose; however, no transfers between divisions are allowed after income payments commence.

Variable Account cash withdrawal and surrender privilege -- You may at any time during the Annuitant's lifetime and prior to the Maturity Date, elect to withdraw part or surrender all of the variable cash value of this contract.

We will deduct the surrender charges, if any, from the amount being surrendered or withdrawn. Any 1 withdrawal from an individual division must be for an amount not less than $200. We will not allow a withdrawal which would reduce the individual division's dollar value to less than $200.

We will figure the variable cash value as of the date your written request was received by us. The amount of the payment due will be sent to you within 7 days after the date such value was figured. The written request must be in a form satisfactory to us. The request must be sent to the Home Office.

Surrender charge -- The surrender charge is deducted from your variable cash value if you make a cash withdrawal from or surrender your Variable Account. The charge varies by contract year as shown on the Contract Data pages.

Maximum surrender charge -- In no case will the surrender charge applied to the variable cash value be greater than 8.5 percent of the purchase payment and transfers attributable to the amount surrendered from the Variable Account.

Annual mortality risk, expense risk and distribution expense risk fee -- To cover the mortality risk, expense risk and distribution expense risk fee not included in the annual maintenance charge, we will charge your Variable Account a weekly fee of an amount equivalent to 1.35 percent per year. Further details of this fee are in the prospectus.

Voting rights -- We will vote shares held in the Separate Account according to your instructions. We will send the notices and instructions to the person having voting rights under this contract. Votes for which we do not receive instructions will be cast by us in the same proportion as the votes for which instructions have been received.

Waiver of surrender charge -- No surrender charge will be made:

  1. on a partial withdrawal from the Variable Account if all the following occur:

     a.   it is made after the contract has been in force 2 years;

     b.   it is more than 12 months since the last withdrawal was made; and

     c. the amount is not more than 15 percent of the then current variable cash value.

  2. on variable cash value applied to annuity income Options 1, 2, 6 or 7.

  3. if a distribution is required by the Internal Revenue Code.

  4. if the Annuitant is totally disabled, as defined by the Internal Revenue Code, for a period of at least 3 months immediately prior to the surrender or withdrawal request. Satisfactory proof of such disability must be sent to the Home Office.

Section 10. Annuity income options

Application of proceeds -- On the Maturity Date or the date we receive proof of the Annuitant's death at the Home Office, the proceeds payable under this contract shall be applied to the payment of the annuity income option elected. The amount of proceeds equals the total cash value plus the purchase price of any additional annuity benefits.

If the amount of proceeds to be applied under any 1 fixed or variable annuity income option is less than $2,000 or would provide less than a $20 monthly annuity income payment, the proceeds will be paid in a lump sum to the payee.

Prior to the payment of any annuity income option selected, we reserve the right to verify the age of the payee and to make any adjustments necessary to reflect the accurate payment for the proper age.

Option to purchase additional annuity benefits at maturity -- You may purchase an additional annuity benefit at the Maturity Date. To do so, you must send a written request to the Home Office. This request along with a payment for the benefit must be received by us 30 days prior to the Maturity Date. We may limit the amount of the additional benefit being purchased. The premium tax, if any, will be deducted from this single payment.

Election of option -- At least 30 days prior to the Maturity Date you may elect by written request an annuity income option or change a previous election. The written request must be sent to the Home Office. If the Annuitant dies prior to the Maturity Date and no election has been made, the beneficiary may elect an annuity income option. This election must be made within 60 days after we receive proof of the Annuitant's death.

Absence of election -- If no valid election has been made, the proceeds, if any, will be paid as follows:

  1. Proceeds from the Fixed Account will be paid under a fixed annuity income option in the form of a life income with 10-year period certain.

  2. Proceeds from the Variable Account will be paid under a variable annuity income option in the form of a life income with 10-year period certain.

Supplemental contract -- We will issue supplemental contracts setting forth the terms of the annuity income options chosen.

Unless otherwise provided in the supplemental contract, the first income payment under each fixed option (Options 1, 2, 3, 4 and 5) and each variable option (Options 6 and 7) shall be made no later than the first day of the month next succeeding the date that proceeds are applied. Subsequent income payments will be made as of the first day of each succeeding month unless another mode of payment is selected and has been approved by us.

If the original payee dies, unless the supplemental contract provides otherwise, the beneficiary of such payee will be paid:

  1. under Options 1 and 6, the rest of the income payments during the period certain, if any; or

  2. under Options 3 and 4, the rest of the income payments due, if any; or

  3. under Option 5, the proceeds due, if any.

If no beneficiary is living at the time of the payee's death, the commuted value, if any, of the remaining income payments or proceeds will be paid in a lump sum to the estate of such payee. If the payee dies and the supplemental contract does not provide for continued payments, the contract(s) will terminate.

Under the supplemental contract, the commuted value of any option will be figured at the interest rate used to determine the income payment. In no case will income payments under Options 1, 2, 6 and 7 be commuted during the lifetime of the original payees.

Unless you elect otherwise, the payee will have the right to terminate the supplemental contract. In this case the payee will receive the commuted value in 1 lump sum.

Variable income payments -- The amount of proceeds being applied to the variable income payments are allocated to the divisions of the Separate Account as instructed. The dollar amount of the first monthly payment to be made under a variable annuity income option will be determined by applying the amount of such proceeds to the appropriate rate in the annuity income option tables, or if more favorable to the payee, by such rate as may be shown in a corresponding table in a variable annuity contract issued by us as of the date the proceeds are applied.

The variable income payment of each division is determined by multiplying the number of variable retirement units by the value of such unit for the corresponding division. The total dollar amount of second and subsequent variable income payments is determined by summing the payments of each division of the Separate Account, where applicable.

Within each division, the number of variable retirement units is determined by dividing (a) by (b) where:

     (a)  is the amount of the first monthly payment, and

     (b) is the current value of a variable retirement unit in the appropriate division on the valuation date coincident with the date that proceeds were applied toward the variable annuity income option(s).

The number of such units will not change when figuring the second and subsequent income payments except under Option 7 where such units will be reduced by one-third upon the death of the first payee.

The second and subsequent payments of each division under the variable annuity options(s) will be based on the investment experience of the corresponding mutual fund(s). The value of each variable retirement unit for each division of the Separate Account was initially set at $10.00 as of the date income payments were first figured. Subsequent variable retirement unit values of any division are determined by multiplying the previous variable retirement unit value by the current net investment factor for such division.

The net investment factor for each division of the Separate Account is computed by dividing (a) by (b) and multiplying by (c) where:

     (a) is the division's current net asset value per share on the last valuation date plus any dividends or other distributions in the current valuation period;

     (b) is the net asset value of such shares on the last valuation date of the preceding valuation period, and

     (c) is .995666 which reflects the annual rate of 1.35 percent asset charge and the assumed interest rate of 4 percent per year.

The value of the net assets in the Separate Account shall be taken at their fair market value, or where there is no readily available market, their fair value, as determined in accordance with generally accepted accounting practice and applicable laws and regulations. The value of each share for each division is determined by dividing the net assets of each division by the number of shares outstanding for each respective division.

Fixed annuity income options--

Option 1. Fixed life income with or without a period certain -- We will pay an income based on the adjusted age of the payee for the period certain elected; thereafter, we will pay income for the remaining lifetime of the payee. The period certain may be 10, 15, or 20 years. If no period certain is requested, we will pay an income during the lifetime of the payee. See Table 1 in Section 11.

Option 2. Joint life and survivor annuity -- We will pay an income for as long as either or both payees live. The income will be based on the adjusted ages of the 2 payees. Upon the death of 1 payee, the amount payable will be two-thirds of the amount paid while both were living. Income payments will cease following the death of the surviving payee. See Table 2 in Section 11.

Option 3. Income for a fixed period -- We will pay an income of a specified number of years, 1 through 30 years. But, income payments cannot extend beyond the life expectancy of the payee as defined by the Internal Revenue Code. The payments will be made in equal installments. See Table 3 in Section 11.

Option 4. Income for a fixed amount -- We will pay an income of a specified amount until the proceeds and interest at the rate of 4 percent per year are all paid out to the payee. The income payments cannot extend beyond the normal life expectancy of the payee, as defined by the Internal Revenue Code.

Option 5. Interest income payments -- We will hold the proceeds and pay interest on such proceeds at a rate determined by us. The interest rate will never be less than 4 percent per annum. Interest will be credited at the end of each payment period as agreed upon.

The payee may elect another Option at the end of any payment period. Prior to the end of the payment period and subject to the restrictions imposed by the Internal Revenue Code, the payee may withdraw the proceeds in whole or in part upon written request. Distributions of both principal and interest must begin no later than the date specified by the Internal Revenue Code.

Variable annuity income options --

Option 6. Variable life income with or without period certain -- We will pay a variable income based on adjusted age of the payee for the period certain elected; thereafter, we will pay the variable income for the remaining lifetime of the payee. The period certain may be 10, 15, or 20 years. If no period certain is requested, we will pay a variable income during the lifetime of the payee. See Table 1 in Section 11 for the initial payment. Subsequent payments will be based on the investment experience of the underlying mutual fund.

Option 7. Variable income for joint life and survivor annuity -- We will pay a variable income for as long as either or both payees live. The variable income will be based on the adjusted age of the 2 payees. See Table 2 in Section 11 for the initial payment. Subsequent payments will be based on the investment experience of the underlying mutual fund. Upon the death of 1 payee, future payments will be reduced by one-third. The variable income payments will cease following the death of the surviving payee.

Other annuity options -- Upon your request, other fixed and variable annuity options may be made available by us.

Basis of annuity income option tables -- These tables show the dollar amount of monthly annuity income payments for the payee's adjusted age as follows:

  1. the annuity income payment for each $1,000 of proceeds applied under a fixed income option; and

  2. the first annuity income payment for each $1,000 proceeds applied under a variable annuity option.

The adjusted age is determined from each payee's attained age at the time the first annuity income payment is due in the following manner:

        Calendar Year                           Payee's
        of Payee's Birth                        Adjusted Age

        Before 1950                             Attained age minus 2
        1950 through 1964                       Attained age minus 3
        After 1964                              Attained age minus 4

The amount of each fixed income payment under Options 1, 2 and 3 will never be less than the rates shown in the annuity income option tables. The guaranteed interest rate used for all fixed annuity income options is 4 percent per year. Where mortality assumptions are involved, the guaranteed rates are based on the 1971 Individual Annuity Mortality Table. The fixed income payments under these options may be increased as determined by us on an equitable basis to this class of contracts.

An assumed interest rate of 4 percent per year will be used to calculate commuted values under Options 6 and 7 and the first variable income payment of either option. Where mortality assumptions are involved, the guaranteed rates are based on the 1971 Individual Annuity Mortality Table.

Section 11. Annuity income option tables

Table 1 -- Options 1 and 6

Income payments for life with or without period certain
Equal monthly income payments for each $1,000 of proceeds



-------------------------------------------------------------------------------------------------------------------
  Age                           Period certain                   Age                           Period  certain
  of                     ----------------------------             of                  -----------------------------
 payee         Life      10 yrs     15 yrs     20 yrs           payee       Life      10 yrs     15 yrs      20 yrs
-------------------------------------------------------------------------------------------------------------------
   55          5.09       5.03       4.95       4.84              68         6.96       6.62       6.21      5.69
   56          5.19       5.11       5.02       4.90              69         7.20       6.80       6.32      5.74
   57          5.29       5.20       5.10       4.97              70         7.46       6.98       6.43      5.78
   58          5.39       5.30       5.19       5.03              71         7.74       7.18       6.54
   59          5.50       5.40       5.28       5.10              72         8.05       7.37       6.64
   60          5.62       5.51       5.37       5.17              73         8.39       7.58       6.74
   61          5.75       5.62       5.46       5.24              74         8.75       7.78       6.83
   62          5.88       5.74       5.56       5.31              75         9.15       7.99       6.91
   63          6.03       5.86       5.66       5.38              76         9.59       8.20
   64          6.19       6.00       5.77       5.44              77        10.06       8.40
   65          6.36       6.14       5.87       5.51              78        10.58       8.59
   66          6.54       6.29       5.98       5.57              79        11.15       8.78
   67          6.74       6.45       6.10       5.63              80        11.77       8.96
-------------------------------------------------------------------------------------------------------------------

The age shown is the adjusted age of the payee when income payments begin. If the income payments under Option 1 are to be paid other than monthly, multiply the monthly income payments by 2.990 to obtain the quarterly payment; multiply by 5.951 to obtain the semiannual payment; and multiply by 11.787 to obtain the annual payment.

Table 2 -- Options 2 and 7

Joint life income with two-thirds to survivor
Initial monthly income payments for each $1,000 of proceeds


-------------------------------------------------------------------------------------------------------------
Ages of
payees        55       56       57       58       59       60       61       62       63       64       65
-------------------------------------------------------------------------------------------------------------
  60         5.31     5.37     5.42     5.48     5.53     5.59     5.65     5.71     5.78     5.84    5.91
  65         5.57     5.64     5.70     5.77     5.84     5.91     5.98     6.06     6.13     6.21    6.29
  70         5.87     5.94     6.02     6.10     6.18     6.27     6.35     6.45     6.54     6.64    6.74
-------------------------------------------------------------------------------------------------------------

The ages shown are the adjusted ages of the payees when income payments begin. Amounts for combinations of ages not shown will be furnished upon request. If the fixed income payments under Option 2 are to be paid other than monthly, multiply the monthly income payment by 2.990 to obtain the quarterly payment; multiply by 5.951 to obtain the semiannual payment; and multiply by 11.787 to obtain the annual payment.

Table 3 -- Option 3

Income payments for a fixed period
Equal monthly income payments for each $1,000 of proceeds


----------------------------------------------------------------------------------------------------
  Number of        Monthly          Number of           Monthly        Number of         Monthly
  years in         income           years in             income        years in          income
fixed period       payment        fixed period          payment      fixed period        payment
----------------------------------------------------------------------------------------------------
      1            84.84               11                 9.31            21              5.81

      2            43.25               12                 8.69            22              5.64

      3            29.40               13                 8.17            23              5.49

      4            22.47               14                 7.72            24              5.35

      5            18.32               15                 7.34            25              5.22

      6            15.56               16                 7.00            26              5.10

      7            13.59               17                 6.71            27              5.00

      8            12.12               18                 6.44            28              4.90

      9            10.97               19                 6.21            29              4.80

     10            10.06               20                 6.00            30              4.72
----------------------------------------------------------------------------------------------------


If income payments under Option 3 are to be paid other than monthly, multiply the monthly income payment by 2.990 to obtain the quarterly payment; multiply by
5.951 to obtain the semiannual payment; and multiply by 11.787 to obtain the annual payment.

Home Office:  1 Horace Mann Plaza
              Springfield, Illinois  62715-0001
              1-800-999-1030

Individual Single Premium Deferred Fixed and Variable
Retirement Annuity Contract

Nonparticipating -- dividends not paid

Any payments and values under this contract which are based on investment results of the Separate Account are variable and not guaranteed.


Right to cancel -- You may cancel this contract by delivering or mailing a written notice or sending a telegram to Horace Mann Life Insurance Company, 1 Horace Mann Plaza, Springfield, IL 62715-0001 or to the agent from whom you purchased it, within 30 days after it is delivered to you. Notice given by mail and return of contract by mail are effective on being postmarked, properly addressed, and postage prepaid. We will refund all purchase payments made to the Fixed Account and the market value of any purchase payments applied to the Separate Account, less taxes, if any, within 10 days after we receive notice of cancellation and the returned contract. Upon return of the contract, it shall be void as if none had been issued.


We agree to provide the benefits described in this contract.

Signed for the Company at Springfield, Illinois as of the Contract Date.



    President               Countersigned              Corporate Secretary



IC-418000

This is a legal contract between the contract Owner and Horace Mann Life Insurance Company.

This page provides a brief outline of some of the important features of your contract. It is not part of the insurance contract. Only the actual contract provisions will control. The contract sets forth, in detail, the rights and obligations of both you and Horace Mann Life Insurance Company. It is therefore important that you read your contract carefully.

This individual single premium deferred fixed and variable retirement annuity contract provides for accumulation of cash value for income payments.

Table of contents                                                         Page
Section 1. Contract Data.................................................... 2
Section 2. Fixed Account Tables of Guaranteed Values........................ 3
Section 3. Definitions of certain terms..................................... 4
Section 4. General provisions............................................... 5
Section 5. Ownership and beneficiary provisions............................. 7
Section 6. Payment to the Company........................................... 7
Section 7. Death benefit.................................................... 8
Section 8. The Fixed Account................................................ 8
Section 9. The Variable Account............................................. 9
Section 10. Annuity income options..........................................11
Section 11. Annuity income option tables....................................16

Additional benefit provisions or restrictions, if any, and a copy of the application follow the annuity income option tables.

All written communications should be directed to Horace Mann Life Insurance Company, P. O. Box 4657, Springfield, IL 62708-4657.

Home Office:  1 Horace Mann Plaza
              Springfield, Illinois  62715-0001
              1-800-999-1030

Individual Single Premium Deferred Fixed and Variable
Retirement Annuity Contract

Nonparticipating -- dividends not paid

Any payments and values under this contract which are based on investment results of the Separate Account are variable and not guaranteed.

                          SECTION 1 -- CONTRACT DATA


Contract number:               XXXXXXXXXX

Annuitant:                     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Contract Date:                 XXXXXXXXXX

Maturity Date:                 XXXXXXXXXX

Age at issue:                  XX

Sex:                           XXXXXX


Owner and beneficiary:         As stated in the application unless changed.

Purchase payment:              Single premium of $ZZZ,ZZ9.99 payable on or
                               before the Contract Date. To be allocated as follows:

Fixed Account:                                                       ZZZ.99%

Variable Account divisions:

                               HM Growth Fund:                       ZZZ.99%
                               HM Balanced Fund:                     ZZZ.99%
                               HM Income Fund:                       ZZZ.99%
                               HM Short-Term Fund:                   ZZZ.99%
                               HM Socially Responsible fund:         ZZZ.99%
                               HM International equity fund:         ZZZ.99%
                               Hm Small cap growth fund:             ZZZ.99%
                                           Total                     ZZZ.99%


Minimum purchase payment:                  $  5,000
Maximum purchase payment:                  $500,000

Guaranteed annual effective interest rate:
Fixed Account:                             3%

Surrender charge rates:           During       Fixed Account    Variable Account
                               contract year    % charged          % charged
                                     1               8%                 5%
                                     2               7%                 4%
                                     3               6%                 3%
                                     4               5%                 2%
                                     5               4%                 1%
                                     6               3%                 0%
                                     7               2%
                                     8               1%
                                     9               0%

                    SECTION 1 (CONTINUED) -- CONTRACT DATA

Contract number:               XXXXXXXXXX

Annuitant:                     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Annual maintenance charge:     $25 deducted if the total cash value is less than
                               $10,000.

Income payments:               Income payments will commence on the Maturity
                               Date if the annuitant is living. Income payments are determined according to the contract provisions. The annuity income rates in section
                               II are guaranteed.

Variable Account annual mortality
risk, expense risk and distribution
expense risk fee:              1.35%

                                                                         Page 2A

   SECTION 2 -- FIXED ACCOUNT TABLE OF GUARANTEED CASH VALUES AND GUARANTEED
                          MONTHLY INCOME AT MATURITY

Contract number:           XXXXXXXX
Annuitant:                 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

 Contract       Attained       Guaranteed        Guaranteed
Anniversary       Age          Cash Value       Monthly Income
    XX             XX        $ZZ,ZZZ,ZZZ.99     $ZZ,ZZZ,ZZZ.99
    XX             XX         ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX             XX         ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX             XX         ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX             XX         ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX             XX         ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX             XX         ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX             XX         ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX             XX         ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX             XX         ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX             XX         ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX             XX         ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX             XX         ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX             XX         ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX             XX         ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX             XX         ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX             XX         ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX             XX         ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX             XX         ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX             XX         ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX             XX         ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX             XX         ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99
    XX             XX         ZZ,ZZZ,ZZZ.99      ZZ,ZZZ,ZZZ.99

XXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXX


XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXX

  SECTION 2 (CONTINUED) -- FIXED ACCOUNT TABLE OF GUARANTEED SURRENDER VALUES


Contract number:                 XXXXXXXXXX
Annuitant:                       XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                Guaranteed
 Contract       Attained         Surrender
Anniversary       Age              Value
    XX             XX         $ZZ,ZZZ,ZZZ.99
    XX             XX          ZZ,ZZZ,ZZZ.99
    XX             XX          ZZ,ZZZ,ZZZ.99
    XX             XX          ZZ,ZZZ,ZZZ.99
    XX             XX          ZZ,ZZZ,ZZZ.99
    XX             XX          ZZ,ZZZ,ZZZ.99
    XX             XX          ZZ,ZZZ,ZZZ.99
    XX             XX          ZZ,ZZZ,ZZZ.99
    XX             XX          ZZ,ZZZ,ZZZ.99
    XX             XX          ZZ,ZZZ,ZZZ.99
    XX             XX          ZZ,ZZZ,ZZZ.99
    XX             XX          ZZ,ZZZ,ZZZ.99
    XX             XX          ZZ,ZZZ,ZZZ.99
    XX             XX          ZZ,ZZZ,ZZZ.99
    XX             XX          ZZ,ZZZ,ZZZ.99
    XX             XX          ZZ,ZZZ,ZZZ.99
    XX             XX          ZZ,ZZZ,ZZZ.99
    XX             XX          ZZ,ZZZ,ZZZ.99
    XX             XX          ZZ,ZZZ,ZZZ.99
    XX             XX          ZZ,ZZZ,ZZZ.99
    XX             XX          ZZ,ZZZ,ZZZ.99
    XX             XX          ZZ,ZZZ,ZZZ.99
    XX             XX          ZZ,ZZZ,ZZZ.99

XXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX


                                                                        Page 3A

Section 3. Definitions of certain terms

"Age at issue" is the Annuitant's attained age on the Contract Date.

"Annuitant" is the person insured in this contract as shown on the Contract Data pages.

"Annuity income option" is the method by which income payments are made at the Maturity Date or upon the Annuitant's death. See annuity income option tables for guaranteed rates.

"Beneficiary" is the person to whom any benefits will be paid in the event of the death of the Annuitant prior to the Maturity Date.

"Commuted value" is a lump sum payment made in lieu of periodic future income payments.

"Company," "we," "us" and "our" refer only to the Horace Mann Life Insurance Company.

"Contract anniversary" is the same day and month as the Contract Date for each succeeding year of this contract.

"Contract Date" is the effective date of this contract as shown on the Contract Data pages. It is the date from which contract years and contract anniversaries are determined.

"Current interest rate" is the effective annual interest rate that we will credit to the Fixed Account. It may be greater than or equal to the guaranteed interest rate.

"Division" is a subcategory of the Separate Account in which money is invested in shares of a corresponding mutual fund. You may direct payments to any or all divisions of the Separate Account. Divisions for each mutual fund are shown on the Contract Data pages.

"Excess interest rate" is the current interest rate less the guaranteed interest rate.

"Fixed Account" is an interest-bearing account. The Fixed Account is invested in the Company's general account.

"Fixed cash value" refers to the dollar value of the Fixed Account prior to the time annuity income payments begin.

"Guaranteed interest rate" is the minimum effective annual interest rate to be credited to the Fixed Account.

"Home Office" means our executive office at 1 Horace Mann Plaza, Springfield, Illinois, 62715-0001.

"Income payments" are payments made by us to the payee.

"Maturity Date" is the date you elect for income payments to begin. It is shown on the Contract Data pages.

"Mutual funds" are open-end diversified management investment companies registered under the Investment Company Act of 1940, as amended. The mutual funds designated by you as the underlying investment vehicle(s) for the variable portion of your contract are shown on the Contract Data pages. Each mutual fund has a specific investment objective as stated in its prospectus. The prospectus should be read for complete details.

"Net payment" is the purchase payment less any applicable premium tax on the payment received.

"Owner" (referred to in this contract as "you" and "your") is the Annuitant unless another Owner is named.

"Payee" is any person entitled to receive income payments under any annuity income option.

"Purchase payment" means a dollar amount paid to us in return for the benefits described in this contract. The purchase payment must be received at the Home Office.

"Separate Account" is the segregated asset account which receives and invests net payments allocated to it. The Separate Account has individual divisions which correspond to various mutual funds.

"Surrender charge" is an amount charged, when applicable, if a withdrawal is made or the contract is surrendered for its total cash value. The rate varies by contract year as shown on the Contract Data pages.

"Surrender value" is the total cash value of your contract less applicable surrender charges.

"Supplemental contract" is an agreement setting forth the terms of the annuity income option you elected.

"Total cash value" is an amount equal to the sum of the fixed cash value and the variable cash value.

"Valuation date" is any day on which the New York Stock Exchange is open for trading and on which the net value of each share of an underlying mutual fund is determined. See prospectus for details.

"Valuation period" is the time from the end of one business day on the New York Stock Exchange to the end of the next business day.

"Variable Account" is your portion of the Separate Account set up to receive net payments and other cash distributions allocated to it.

"Variable accumulation unit" is a measure used to determine the value of a particular division of the Separate Account on or before the Maturity Date. The value of a variable accumulation unit in a division depends on the investment experience of the corresponding mutual fund.

"Variable cash value" refers to the dollar value of the Variable Account prior to the time annuity income payments begin.

"Variable retirement unit" is a measure used to determine the amount payable from a particular division of the Separate Account for a variable income payment. The value of a variable retirement unit in a division depends on the investment experience of the corresponding mutual fund.

Section 4. General provisions

Entire contract -- This contract is issued in consideration of your application and receipt of the purchase payment. This document, the attached copy of the application, and any attached endorsements and amendments constitute the entire contract. All statements made in the application in the absence of fraud will be treated as representations and not as warranties. If we challenge a claim or attempt to void this contract, we agree to use only statements made in this contract.

Change of contract provisions -- We have the right to change the provisions of this contract as necessary for continued compliance under any federal or state laws that affect this contract.

This contract shall be deemed to include any provisions required by the state in which it was delivered.

No person other than our president, vice president, or the corporate secretary can change or waive any condition or provision of this contract. Such change or waiver must be made in writing and signed by 1 of the officers named above.

Incontestability -- This contract shall be incontestable 1 year after the Contract Date.

Maturity Date -- The Maturity Date is the contract anniversary following the Annuitant's 65th birthday or the tenth contract anniversary, whichever is later. You may choose a different date if agreed upon by us. Distributions must begin no later than specified in the Internal Revenue Code.

Nonparticipating -- This contract does not share in the profits of the Company.

Minimum values -- All values and benefits for this contract are not less than the minimum required by the laws of the state in which it is delivered.

Assignment -- You may assign or transfer this contract unless it is prohibited by the Internal Revenue Code. We will not be responsible for the validity of any assignment. It must be filed in writing at our Home Office. Until received, we will not be deemed to have knowledge of it.

Misstatement of age -- If the age of the Annuitant or any other payee has been misstated, the income payments under this contract will be that amount which the purchase payment would have provided at the correct age. We will require proof of the correct age.

If the income payments were too large because of a misstatement of age, we will deduct the difference with interest from the benefits falling due until totally repaid. If such payments were too small, we will add the difference with interest to the next benefit due. The interest rate will not exceed 6 percent per year.

Exchange of contract -- You may exchange this contract for another annuity contract issued by us if we approve it.

Proof of survival -- We may require proper proof that a payee, beneficiary, or Annuitant is living when payment depends upon such person's survival.

Periodic reports -- During each contract year prior to the Maturity Date, we will periodically send you reports which show your total cash value, purchase payment and other contract transactions.

At any time, you may request a statement of the contract's total cash value. Any other information or reports legally required will be sent to you. All material will be sent to your last address known by us.

Premium tax -- Any premium tax deducted will be determined by the Owner's place of residence.

Annual maintenance charge -- The annual maintenance charge is deducted from the total cash value of the contract on its anniversary date. This charge will not change and is shown on the Contract Data pages. This charge covers the general maintenance of the contract as well as the additional cost for maintenance of multiple accounts. When deducted from the Fixed Account, the maintenance charge will be deducted only from interest credited above the guaranteed interest rate.

Section 5. Ownership and beneficiary provisions

Ownership -- The Owner is the Annuitant listed on the Contract Data pages unless another Owner is named. Unless you provide otherwise, the Owner may exercise all rights and privileges granted by this contract during the Annuitant's lifetime.

Beneficiary -- The beneficiary is named in the application; however, you may change it.

For payment purposes, we will assume that the beneficiary's death occurred prior to the Annuitant's death if the beneficiary:

     1.   dies before or on the same date as the Annuitant's death; or

     2.   dies within 15 days after the Annuitant's death.

Change of ownership or beneficiary -- You may change the Owner or beneficiary of this contract during the lifetime of the Annuitant unless:

     1.   you provide otherwise; or

     2. the contract is issued as part of a retirement plan qualified under the Internal Revenue Code which will not allow any transfer or assignment of ownership.

Changes must be requested in writing in a form satisfactory to us. The request must be sent to our Home Office. We may require return of the contract for an endorsement. A change is valid only when it is received by us in our Home Office; but, upon receipt it is effective as of the date that you signed the written request. All changes are subject to any payments made or other action taken by us before receipt of the written request.

Section 6. Payment to the Company

Purchase payment -- Your single premium purchase payment is shown on page 2. It is payable on or before the Contract Date. After the first payment, no other payments are due.

The payment will be allocated to the Fixed Account and/or Variable Account as elected in your application.

Contract cancellation -- We reserve the right to cancel this contract if the total cash value is less than $2,000 or would provide less than a $20 monthly income payment at maturity.

We will send you a notice of our intent to cancel. When this contract is cancelled, we will pay you the total cash value. Thereafter, we will be free of any contract liability.

Section 7. Death benefit

Payment at Annuitant's death -- A lump sum payment shall be paid if the Annuitant's death occurs prior to the Maturity Date and the contract has not been surrendered for its total cash value or an annuity income option has not been elected. The beneficiary may elect an annuity income option in place of the lump sum payment.

Proof of the Annuitant's death must be sent to our Home Office. As of the date we receive such proof, we will pay the beneficiary the greater of:

     1.   the total cash value of the contract, less any applicable premium tax;
          or

     2. the purchase payment paid under this contract less any partial withdrawals.

Section 8. The Fixed Account

Allocation and credits to Fixed Account -- The Fixed Account will receive the net payment allocated to it, guaranteed interest, excess interest and dollar amounts transferred from the Variable Account.

On the date we receive your purchase payment for the Fixed Account, the net payment will be allocated to this account. As of the date we receive your request to transfer an amount from the Variable Account, such amount will be deposited to the Fixed Account.

Guaranteed interest rate -- Prior to the Maturity Date, guaranteed interest will be credited on a daily basis to the Fixed Account. The guaranteed interest rate is shown on the Contract Data pages. This interest will be credited from:

     1.   the date the purchase payment is received by us; or

     2.   the date a dollar amount is transferred from the Variable Account.

The guaranteed interest rate and the guaranteed annuity income option rates are established on the Contract Date. These rates will never be changed.

Excess interest rate -- We may pay interest in excess of the guaranteed amount. This excess interest will be credited on a daily basis to the Fixed Account.

Transfers -- You may transfer money from the Fixed Account to various divisions of the Variable Account. Any 1 transfer must be for an amount not less than $200. A partial transfer may not be made if such transfer would reduce the Fixed Account's cash value to less than $200.

Your written request to make a transfer must be sent to the Home Office. An approved transfer will be made as of the date we receive your request.

Fixed Account cash withdrawal and surrender privilege -- You may at any time during the Annuitant's lifetime and prior to the Maturity Date, elect to withdraw part or surrender all of the fixed cash value. Any 1 withdrawal must be for an amount not less than $200. We will deduct the surrender charges, if any, from the fixed cash value. The amount due will be sent to you.

We will figure the fixed cash value of your account as of the date we receive your written request. The written request must be in a form satisfactory to us. The request must be sent to the Home Office. The payment is usually paid within 30 days. However, we reserve the right to postpone payment for not more than 6 months from the date your request was received by us. If payment is deferred after the 30 days, we will continue to credit current interest, if any.

Surrender charge -- A surrender charge is deducted from your fixed cash value if you make a cash withdrawal from or surrender the fixed cash value. The rate varies by contract year as shown on the Contract Data pages.

Waiver of charges -- No surrender charge will apply:

     1. on a partial withdrawal from the Fixed Account or a transfer to the Variable Account if all the following occur:

          a.  it is made after the contract has been in force 2 years;

          b. it is more than 12 months since the last transfer or withdrawal was made; and

          c. the amount is not more than 15 percent of the then current fixed cash value.

     2.   on fixed cash value applied to annuity income Options 1, 2, 6 or 7.

     3. income payments elected to be made in equal installments over a period which extends to or beyond the eighth contract anniversary.

     4. on or after the Maturity Date if the contract has been in force for at least 8 years.

     5.   if a distribution is required by the Internal Revenue Code.

     6. if the Annuitant is totally disabled, as defined by the Internal Revenue Code, for a period of at least 3 months immediately prior to the surrender or withdrawal request. Satisfactory proof of such disability must be sent to the Home Office.

Guaranteed return of payment -- We guarantee the return of the net payment credited to the Fixed Account upon surrender of this contract if:

     1.   the contract has been in force more than 2 years; and

     2. no cash withdrawals or transfers to the Variable Account have been made from the Fixed Account.

Section 9. The Variable Account

Allocations to Variable Account -- The Variable Account will receive the net payment allocated to it and dollar amounts transferred from the Fixed Account. We will allocate these amounts, as you instruct, to the division(s) of the Separate Account. These are processed as of the date we receive your payment or the transfer request at the Home Office.

Within each division, the value of a variable accumulation unit is determined by valuing daily the underlying securities within that division with a reduction for operating expenses and then dividing the result by the outstanding number of all variable accumulation units of that division of the Separate Account. The value of each division's variable accumulation unit varies relative to the experience of the corresponding mutual fund investments.

All dividends and other distributions paid by a mutual fund to a division shall be used to purchase additional shares of the mutual fund which corresponds to that division.

The increase or decrease in the number of variable accumulation units for a particular transaction is determined by dividing the dollar amount of the transaction by the unit value of the appropriate division.

The number of units the Annuitant has in a particular division on any date is equal to the sum of variable accumulation units that have been added through net payments, dividend distributions, and transfers from other divisions minus the sum of variable accumulation units that have been withdrawn or transferred from such division.

If shares of a mutual fund are no longer available for investment by the Separate Account or if we determine further investments in a mutual fund are inappropriate in view of the objectives of the contract issued, we may substitute shares of another mutual fund for fund shares already purchased and apply future purchase payments to the purchase of shares of the substitute mutual fund or other securities. No substitutions will be made until prior approval has been received from the Securities and Exchange Commission and we receive prior favorable vote of a majority of the votes entitled to be cast by persons having a voting interest in the mutual fund shares.

Transfers -- You may transfer money from the Variable Account to the Fixed Account or between the various divisions of the Variable Account. The minimum amount which may be transferred from 1 division to another or from an individual division to the Fixed Account is $200 or the entire dollar value of such division, whichever is less. No partial transfers may be made which would reduce your interest in a division to less than $200.

Transfers may be made as often as you choose; however, no transfers between divisions are allowed after income payments commence.

Variable Account cash withdrawal and surrender privilege -- You may at any time during the Annuitant's lifetime and prior to the Maturity Date, elect to withdraw part or surrender all of the variable cash value of this contract.

We will deduct the surrender charges, if any, from the amount being surrendered or withdrawn. Any 1 withdrawal from an individual division must be for an amount not less than $200. We will not allow a withdrawal which would reduce the individual division's dollar value to less than $200.

We will figure the variable cash value as of the date your written request was received by us. The amount of the payment due will be sent to you within 7 days after the date such value was figured. The written request must be in a form satisfactory to us. The request must be sent to the Home Office.

Surrender charge -- The surrender charge is deducted from your variable cash value if you make a cash withdrawal from or surrender your Variable Account. The charge varies by contract year as shown on the Contract Data pages.

Maximum surrender charge -- In no case will the surrender charge applied to the variable cash value be greater than 8.5 percent of the purchase payment and transfers attributable to the amount surrendered from the Variable Account.

Annual mortality risk, expense risk and distribution expense risk fee -- To cover the mortality risk, expense risk and distribution expense risk fee not included in the annual maintenance charge, we will charge your Variable Account a weekly fee of an amount equivalent to 1.35 percent per year. Further details of this fee are in the prospectus.

Voting rights -- We will vote shares held in the Separate Account according to your instructions. We will send the notices and instructions to the person having voting rights under this contract. Votes for which we do not receive instructions will be cast by us in the same proportion as the votes for which instructions have been received.

Waiver of surrender charge -- No surrender charge will be made:

     1. on a partial withdrawal from the Variable Account if all the following occur:

          a.  it is made after the contract has been in force 2 years;

          b.  it is more than 12 months since the last withdrawal was made; and

          c. the amount is not more than 15 percent of the then current variable cash value.

     2.   on variable cash value applied to annuity income Options 1, 2, 6 or 7.

     3.   if a distribution is required by the Internal Revenue Code.

     4. if the Annuitant is totally disabled, as defined by the Internal Revenue Code, for a period of at least 3 months immediately prior to the surrender or withdrawal request. Satisfactory proof of such disability must be sent to the Home Office.

Section 10. Annuity income options

Application of proceeds -- On the Maturity Date or the date we receive proof of the Annuitant's death at the Home Office, the proceeds payable under this contract shall be applied to the payment of the annuity income option elected. The amount of proceeds equals the total cash value plus the purchase price of any additional annuity benefits.

If the amount of proceeds to be applied under any 1 fixed or variable annuity income option is less than $2,000 or would provide less than a $20 monthly annuity income payment, the proceeds will be paid in a lump sum to the payee.

Prior to the payment of any annuity income option selected, we reserve the right to verify the age of the payee and to make any adjustments necessary to reflect the accurate payment for the proper age.

Option to purchase additional annuity benefits at maturity -- You may purchase an additional annuity benefit at the Maturity Date. To do so, you must send a written request to the Home Office. This request along with a payment for the benefit must be received by us 30 days prior to the Maturity Date. We may limit the amount of the additional benefit being purchased. The premium tax, if any, will be deducted from this single payment.

Election of option -- At least 30 days prior to the Maturity Date you may elect by written request an annuity income option or change a previous election. The written request must be sent to the Home Office. If the Annuitant dies prior to the Maturity Date and no election has been made, the beneficiary may elect an annuity income option. This election must be made within 60 days after we receive proof of the Annuitant's death.

Absence of election -- If no valid election has been made, the proceeds, if any, will be paid as follows:

     1. proceeds from the Fixed Account will be paid under a fixed annuity income option in the form of a life income with 10-year period certain.

     2. proceeds from the Variable Account will be paid under a variable annuity income option in the form of a life income with 10-year period certain.

Supplemental contract -- We will issue supplemental contracts setting forth the terms of the annuity income options chosen.

Unless otherwise provided in the supplemental contract, the first income payment under each fixed option (Options 1, 2, 3, 4 and 5) and each variable option (Options 6 and 7) shall be made no later than the first day of the month next succeeding the date that proceeds are applied. Subsequent income payments will be made as of the first day of each succeeding month unless another mode of payment is selected and has been approved by us.

If the original payee dies, unless the supplemental contract provides otherwise, the beneficiary of such payee will be paid:

     1. under Options 1 and 6, the rest of the income payments during the period certain, if any; or

     2.   under Options 3 and 4, the rest of the income payments due, if any; or

     3.   under Option 5, the proceeds due, if any.

If no beneficiary is living at the time of the payee's death, the commuted value, if any, of the remaining income payments or proceeds will be paid in a lump sum to the estate of such payee. If the payee dies and the supplemental contract does not provide for continued payments, the contract(s) will terminate.

Under the supplemental contract, the commuted value of any option will be figured at the interest rate used to determine the income payment. In no case will income payments under Options 1, 2, 6 and 7 be commuted during the lifetime of the original payees.

Unless you elect otherwise, the payee will have the right to terminate the supplemental contract. In this case the payee will receive the commuted value in 1 lump sum.

Variable income payments -- The amount of proceeds being applied to the variable income payments are allocated to the divisions of the Separate Account as instructed. The dollar amount of the first monthly payment to be made under a variable annuity income option will be determined by applying the amount of such proceeds to the appropriate rate in the annuity income option tables, or if more favorable to the payee, by such rate as may be shown in a corresponding table in a variable annuity contract issued by us as of the date the proceeds are applied.

The variable income payment of each division is determined by multiplying the number of variable retirement units by the value of such unit for the corresponding division. The total dollar amount of second and subsequent variable income payments is determined by summing the payments of each division of the Separate Account, where applicable.

Within each division, the number of variable retirement units is determined by dividing (a) by (b) where:

     (a)  is the amount of the first monthly payment, and

     (b) is the current value of a variable retirement unit in the appropriate division on the valuation date coincident with the date that proceeds were applied toward the variable annuity income option(s).

The number of such units will not change when figuring the second and subsequent income payments except under Option 7 where such units will be reduced by one-third upon the death of the first payee.

The second and subsequent payments of each division under the variable annuity option(s) will be based on the investment experience of the corresponding mutual fund(s). The value of each variable retirement unit for each division of the Separate Account was initially set at $10.00 as of the date income payments were first figured. Subsequent variable retirement unit values of any division are determined by multiplying the previous variable retirement unit value by the current net investment factor for such division.

The net investment factor for each division of the Separate Account is computed by dividing (a) by (b) and multiplying by (c) where:

     (a) is the division's current net asset value per share on the last valuation date plus any dividends or other distributions in the current valuation period;

     (b) is the net asset value of such shares on the last valuation date of the preceding valuation period, and

     (c) is .995666 which reflects the annual rate of 1.35 percent asset charge and the assumed interest rate of 4 percent per year.

The value of the net assets in the Separate Account shall be taken at their fair market value, or where there is no readily available market, their fair value, as determined in accordance with generally accepted accounting practice and applicable laws and regulations. The value of each share for each division is determined by dividing the net assets of each division by the number of shares outstanding for each respective division.

Fixed annuity income options --

Option 1. Fixed life income with or without a period certain -- We will pay an income based on the adjusted age of the payee for the period certain elected; thereafter, we will pay income for the remaining lifetime of the payee. The period certain may be 10, 15, or 20 years. If no period certain is requested, we will pay an income during the lifetime of the payee. See Table 1 in Section 11.

Option 2. Joint life and survivor annuity -- We will pay an income for as long as either or both payees live. The income will be based on the adjusted ages of the 2 payees. Upon the death of 1 payee, the amount payable will be two-thirds of the amount paid while both were living. Income payments will cease following the death of the surviving payee. See Table 2 in Section 11.

Option 3. Income for a fixed period -- We will pay an income of a specified number of years, 1 through 30 years. But, income payments cannot extend beyond the life expectancy of the payee as defined by the Internal Revenue Code. The payments will be made in equal installments. See Table 3 in Section 11.

Option 4. Income for a fixed amount -- We will pay an income of a specified amount until the proceeds and interest at the rate of 4 percent per year are all paid out to the payee. The income payments cannot extend beyond the normal life expectancy of the payee, as defined by the Internal Revenue Code.

Option 5. Interest income payments -- We will hold the proceeds and pay interest on such proceeds at a rate determined by us. The interest rate will never be less than 4 percent per annum. Interest will be credited at the end of each payment period as agreed upon.

The payee may elect another Option at the end of any payment period. Prior to the end of the payment period and subject to the restrictions imposed by the Internal Revenue Code, the payee may withdraw the proceeds in whole or in part upon written request. Distributions of both principal and interest must begin no later than the date specified by the Internal Revenue Code.

Variable annuity income options --

Option 6. Variable life income with or without period certain -- We will pay a variable income based on adjusted age of the payee for the period certain elected; thereafter, we will pay the variable income for the remaining lifetime of the payee. The period certain may be 10, 15, or 20 years. If no period certain is requested, we will pay a variable income during the lifetime of the payee. See Table 1 in Section 11 for the initial payment. Subsequent payments will be based on the investment experience of the underlying mutual fund.

Option 7. Variable income for joint life and survivor annuity -- We will pay a variable income for as long as either or both payees live. The variable income will be based on the adjusted age of the 2 payees. See Table 2 in Section 11 for the initial payment. Subsequent payments will be based on the investment experience of the underlying mutual fund. Upon the death of 1 payee, future payments will be reduced by one-third. The variable income payments will cease following the death of the surviving payee.

Other annuity options -- Upon your request, other fixed and variable annuity options may be made available by us.

Basis of annuity income option tables -- These tables show the dollar amount of monthly annuity income payments for the payee's adjusted age as follows:

     1. the annuity income payment for each $1,000 of proceeds applied under a fixed income option; and

     2. the first annuity income payment for each $1,000 proceeds applied under a variable annuity option.

The adjusted age is determined from each payee's attained age at the time the first annuity income payment is due in the following manner:

                Calendar Year                       Payee's
                of Payee's Birth                    Adjusted Age

                Before 1950                         Attained age minus 2
                1950 through 1964                   Attained age minus 3
                After 1964                          Attained age minus 4


The amount of each fixed income payment under Options 1, 2 and 3 will never be less than the rates shown in the annuity income option tables. The guaranteed interest rate used for all fixed annuity income options is 4 percent per year. Where mortality assumptions are involved, the guaranteed rates are based on the 1971 Individual Annuity Mortality Table. The fixed income payments under these options may be increased as determined by us on an equitable basis to this class of contracts.

An assumed interest rate of 4 percent per year will be used to calculate commuted values under Options 6 and 7 and the first variable income payment of either option. Where mortality assumptions are involved, the guaranteed rates are based on the 1971 Individual Annuity Mortality Table.

Section 11. Annuity income option tables

Table 1 -- Options 1 and 6

Income payments for life with or without a period certain
Equal monthly payments for each $1,000 of proceeds

-------------------------------------------------------------------------------------------------------------------
  Age                           Period certain                   Age                           Period  certain
  of                     ----------------------------             of                  -----------------------------
 payee         Life      10 yrs     15 yrs     20 yrs           payee       Life      10 yrs     15 yrs      20 yrs
-------------------------------------------------------------------------------------------------------------------
   55          5.09       5.03       4.95       4.84              68         6.96       6.62       6.21       5.69
   56          5.19       5.11       5.02       4.90              69         7.20       6.80       6.32       5.74
   57          5.29       5.20       5.10       4.97              70         7.46       6.98       6.43       5.78
   58          5.39       5.30       5.19       5.03              71         7.74       7.18       6.54
   59          5.50       5.40       5.28       5.10              72         8.05       7.37       6.64
   60          5.62       5.51       5.37       5.17              73         8.39       7.58       6.74
   61          5.75       5.62       5.46       5.24              74         8.75       7.78       6.83
   62          5.88       5.74       5.56       5.31              75         9.15       7.99       6.91
   63          6.03       5.86       5.66       5.38              76         9.59       8.20
   64          6.19       6.00       5.77       5.44              77        10.06       8.40
   65          6.36       6.14       5.87       5.51              78        10.58       8.59
   66          6.54       6.29       5.98       5.57              79        11.15       8.78
   67          6.74       6.45       6.10       5.63              80        11.77       8.96
-------------------------------------------------------------------------------------------------------------------

The age shown is the adjusted age of the payee when income payments begin. If the income payments under Option 1 are to be paid other than monthly, multiply the monthly income payments by 2.990 to obtain the quarterly payment; multiply by 5.951 to obtain the semiannual payment; and multiply by 11.787 to obtain the annual payment.

Table 2 -- Options 2 and 7

Joint life income with two-thirds to survivor
Initial monthly income payments for each $1,000 of proceeds

-------------------------------------------------------------------------------------------------------------
Ages of
payees        55       56       57       58       59       60       61       62       63       64       65
-------------------------------------------------------------------------------------------------------------
  60         5.31     5.37     5.42     5.48     5.53     5.59     5.65     5.71     5.78     5.84    5.91
  65         5.57     5.64     5.70     5.77     5.84     5.91     5.98     6.06     6.13     6.21    6.29
  70         5.87     5.94     6.02     6.10     6.18     6.27     6.35     6.45     6.54     6.64    6.74
-------------------------------------------------------------------------------------------------------------

The ages shown are the adjusted ages of the payees when income payments begin. Amounts for combinations of ages not shown will be furnished upon request. If the fixed income payments under Option 2 are to be paid other than monthly, multiply the monthly income payment by 2.990 to obtain the quarterly payment; multiply by 5.951 to obtain the semiannual payment; and multiply by 11.787 to obtain the annual payment.

Table 3 -- Option 3

Income payments for a fixed period
Equal monthly income payments for each $1,000 of proceeds

---------------------------------------------------------------------------------------
  Number of       Monthly        Number of       Monthly       Number of        Monthly
  years in        income         years in        income        years in         income
fixed period      payment      fixed period      payment      fixed period      payment
---------------------------------------------------------------------------------------
       1           84.84            11            9.31             21             5.81
       2           43.25            12            8.69             22             5.64
       3           29.40            13            8.17             23             5.49
       4           22.47            14            7.72             24             5.35
       5           18.32            15            7.34             25             5.22
       6           15.56            16            7.00             26             5.10
       7           13.59            17            6.71             27             5.00
       8           12.12            18            6.44             28             4.90
       9           10.97            19            6.21             29             4.80
       10          10.06            20            6.00             30             4.72
---------------------------------------------------------------------------------------

If income payments under Option 3 are to be paid other than monthly, multiply the monthly income payment by 2.990 to obtain the quarterly payment; multiply by
5.951 to obtain the semiannual payment; and multiply by 11.787 to obtain the annual payment.